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                                  SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement            [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                  Commission Only (as permitted
[_]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12



                          EXTENDED SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
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
                              EXTENDED SYSTEMS LOGO


                NOTICE OF THE 2003 ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 11, 2003

TO THE STOCKHOLDERS OF EXTENDED SYSTEMS INCORPORATED:

Your are cordially invited to attend the 2003 Annual Meeting of Stockholders of Extended Systems Incorporated, a Delaware corporation, which will be held on:

DATE:        Thursday, December 11, 2003
TIME:        10:00 a.m. Local Time
PLACE:       Extended Systems Executive Offices - Auditorium
             5777 North Meeker Avenue
             Boise, Idaho  83713

The principal business of the meeting will be:

1.   To elect three Directors as Class II directors for three-year terms;
2.   To elect two Directors as Class I directors for two-year terms;
3.   To elect one Director as a Class III director for a one-year term;
4. To approve an increase of 725,000 shares reserved for issuance under our 1998 Stock Plan;
5. To approve an amendment to our 1998 Director Option Plan including approval of an increase of 125,000 shares reserved for issuance under the plan;
6. To approve an increase of 25,000 shares reserved for issuance under our 2001 Approved Share Option Scheme;
7. To ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for fiscal 2004; and
8.   To transact such other business as may properly come before the meeting.

These items are more fully described in the following pages, which are hereby made a part of this Notice. Only stockholders of record at the close of business on October 24, 2003 (the "Record Date"), are entitled to vote at this meeting, or any adjournment thereof.


                                             By Order of the Board of Directors,


                                             /s/ Karla K. Rosa
                                             ---------------------------
                                             Karla K. Rosa
                                             Vice President of Finance,
                                             Chief Financial Officer and
                                             Corporate Secretary

Boise, Idaho
October 28, 2003


================================================================================
                             YOUR VOTE IS IMPORTANT!
--------------------------------------------------------------------------------
 ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.
================================================================================

                          EXTENDED SYSTEMS INCORPORATED

                                 PROXY STATEMENT
                                       FOR
                       2003 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 11, 2003

The Board of Directors of Extended Systems Incorporated is soliciting proxies for our 2003 Annual Meeting of Stockholders to be held on Thursday, December 11, 2003, at 10:00 a.m. local time. The meeting will be held at the Extended Systems Executive Offices, which are located at 5777 North Meeker Avenue, Boise, Idaho 83713. Please read this Proxy Statement carefully, as it contains important information for you to consider when deciding how to vote on the matters to be brought before the meeting.

Our Board of Directors has set October 24, 2003, as the record date for the meeting. Stockholders who owned shares of the Company's common stock of record at the close of business on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. There were 14,055,580 shares of our common stock, par value $0.001, outstanding on the record date held by 313 holders of record.

This Proxy Statement, together with our 2003 Annual Report to Stockholders, is being mailed on or about November 5, 2003, to all stockholders entitled to vote at the meeting.

In this Proxy Statement:

o "we", "Company" and "Extended Systems" mean Extended Systems Incorporated, a Delaware corporation with principal executive offices located at 5777 North Meeker Avenue, Boise, Idaho 83713;
o    references to fiscal years are to our fiscal years ended June 30; and
o holding shares in "street name" means your Extended Systems shares are held in an account at a brokerage firm and the stock certificates and record ownership are not in your name.


                              QUESTIONS AND ANSWERS

Q:   WHY DID THE COMPANY SEND ME THIS PROXY STATEMENT AND PROXY CARD?

A: We sent to you this Proxy Statement and proxy card because you owned shares of Extended Systems' common stock on the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The proxy card is used for voting.

Q.   WHAT IS THE EFFECT OF SIGNING AND RETURNING THE PROXY CARD?

A. When you sign and return the proxy card, you appoint Charles W. Jepson and Karla K. Rosa as your representatives at the meeting. Mr. Jepson and Ms. Rosa, as the proxy holders, will vote your shares, as you have instructed them on the proxy card, at the meeting. In this way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. You can always vote in person at the meeting, even if you have already sent in your proxy card by following the instructions BELOW. PLEASE NOTE, HOWEVER, THAT IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MUST REQUEST A LEGAL PROXY FROM YOUR STOCKBROKER IN ADVANCE OF THE MEETING IN ORDER TO VOTE AT THE MEETING.

Q. HOW WILL THE PROXY HOLDERS VOTE ON MATTERS AT THE ANNUAL MEETING THAT ARE NOT DESCRIBED IN THIS PROXY STATEMENT?

A. It is not expected that any matters other than those described in this Proxy Statement will be brought before the meeting. However, if any other matters properly come before the meeting, Mr. Jepson and Ms. Rosa will be authorized by your proxy to vote on those matters in their discretion.

Q:   WHAT AM I VOTING ON?

A:   You are being asked to vote on the following:

     o election of three nominees to serve three-year terms as Class II directors on our Board of Directors;
     o election of two nominees to serve two-year terms as Class I directors on our Board of Directors;
     o election of one nominee to serve a one-year term as a Class III director on our Board of Directors;
     o approval of an increase of 725,000 shares reserved for issuance under our 1998 Stock Plan;
     o approval of an amendment to our 1998 Director Option Plan including approval of an increase of 125,000 shares reserved for issuance under the plan;
     o approval of an increase of 25,000 shares reserved for issuance under our 2001 Approved Share Option Scheme;
     o ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for fiscal 2004; and
     o    any other matters as may properly come before the meeting.

     You will be entitled to one vote for each share of common stock held. You do not have the right to cumulate your votes in the election of directors. In accordance with Delaware General Corporation Law and our Restated Certificate of Incorporation and Bylaws, if a quorum is present at the meeting:

     o the three nominees for director who receive the highest number of affirmative votes cast in the election of the Class II directors to serve three-year terms will be elected;
     o the two nominees for director who receive the highest number of affirmative votes cast in the election of Class I directors to serve two-year terms will be elected;
     o the one nominee for director who receives the highest number of affirmative votes cast in the election of the Class III director to serve a one-year term will be elected;
     o the proposal to increase the number of shares reserved for issuance under our 1998 Stock Plan will be approved if such proposal receives the affirmative vote of a majority of the votes cast;
     o the proposal to amend the terms of our 1998 Director Option Plan, including an increase the number of shares reserved for issuance under the plan, will be approved if such proposal receives the affirmative vote of a majority of the votes cast;
     o the proposal to increase the number of shares reserved for issuance under our 2001 Approved Share Option Scheme will be approved if such proposal receives the affirmative vote of a majority of the votes cast; and
     o the proposal to ratify the appointment of independent public accountants will be approved if such proposal receives the affirmative vote of a majority of the votes cast.

Q:   HOW DO I VOTE?

A: There are two ways in which you may vote (please see detailed instructions on your proxy card). First, mail in your completed, signed and dated proxy card. PLEASE NOTE, however, that if you return a signed card but do not provide voting instructions, your shares will be voted as follows:

     o    FOR the three named nominees for Class II directors;
     o    FOR the two named nominees for Class I directors;
     o    FOR the named nominee for Class III director;
     o FOR approval of the increase in the number of shares reserved for issuance under our 1998 Stock Plan;
     o FOR approval of the amendment to and increase in the number of shares reserved for issuance under our 1998 Director Option Plan;
     o FOR approval of the increase in the number of shares reserved for issuance under our 2001 Approved Share Option Scheme; and
     o FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants.

     Second, vote in person by attending the meeting.

     We will pass out written ballots to stockholders who desire to vote in person at the meeting. PLEASE NOTE, HOWEVER, THAT IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MUST REQUEST A LEGAL PROXY FROM YOUR STOCKBROKER IN ADVANCE OF THE MEETING IN ORDER TO VOTE AT THE MEETING.

Q:   CAN I VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE?

A: If your shares are registered in your own name, you may vote either via the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your proxy statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

Q:   WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY CARD?

A: You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the voting at the meeting by doing any one of the following:

     o delivering written notice of revocation to the Corporate Secretary at our executive offices listed on the first page of this proxy statement;
     o    submitting a proxy card with a later date; or
     o    attending the meeting and voting in person.

Q:   WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: If your shares are held in street name, your brokerage firm may either vote your shares on "routine" matters (such as election of directors) or leave your shares unvoted. Your brokerage firm cannot vote on "non-routine matters" such as the amendment of our option plans or a proposal submitted by a stockholder. Accordingly, we encourage you to provide instructions to your brokerage firm by completing the proxy that they send to you. This ensures that your shares will be voted at the meeting.

Q:   HOW ARE ABSTENTIONS COUNTED?

A: Stockholders may abstain from voting for the nominees for director and may abstain from voting on the other proposals. While there is no definitive statutory or case law authority in the State of Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for the purposes of determining both (1) the presence or absence of a quorum for the transaction of business at the meeting and (2) the total number of votes cast with respect to a proposal (other than the election of directors). We will treat abstentions in this manner. Accordingly, any abstentions will be counted for purposes of determining a quorum and will have the same effect as votes against the approval of the proposals, other than the election of directors. With respect to the election of directors, the nominees who receive the most votes cast are elected as directors. Since abstentions do not represent votes cast in favor of any nominee, abstentions have no effect on the election of directors.

Q:   WHAT IS A "BROKER NON-VOTE"?

A: As discussed briefly above, brokerage firms and other intermediaries holding shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions from their customers, brokers will generally have the discretion to vote such shares on "routine" matters (E.G., election of directors), but not on "non-routine" matters (E.G., the amendment of our option plans or stockholder proposals). The absence of a vote with respect to any non-routine matter under these circumstances is referred to as a "broker non-vote".

Q:   HOW ARE BROKER NON-VOTES COUNTED?

A: Pursuant to applicable law, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes will not be counted for determining the number of votes cast with respect to the particular proposal on which a broker has expressly not voted. We intend to treat broker non-votes in this manner. Accordingly, a broker non-vote will not affect the outcome on any proposal, since broker non-votes do not constitute votes actually cast and approval of these matters is based on the number of votes actually cast.

Q:   WHAT IS A "QUORUM?"

A: A "quorum" is the number of shares that must be present, in person or by proxy, at the meeting for business to be transacted at the meeting. The required quorum for the meeting is a majority of the shares outstanding as of the record date. All completed and signed proxy cards, whether representing a vote for, against, withheld, abstained or a broker non-vote, will be counted toward the presence of a quorum at the meeting.

Q:   IS THERE A LIST OF STOCKHOLDERS AVAILABLE FOR MY REVIEW?

A: A complete list of stockholders will be available during normal business hours for ten days prior to the meeting at our executive offices at 5777 North Meeker Avenue, Boise, Idaho 83713. A stockholder may examine the list for any legally valid purpose related to the meeting. The list will also be available during the 2003 Annual Meeting for inspection by any stockholder present at the meeting.

Q:   HOW MANY SHARES CAN VOTE AT THE MEETING?

A: As of the record date, 14,055,580 shares of our common stock were outstanding held by 313 holders of record. In accordance with Delaware General Corporation Law and our Restated Certificate of Incorporation and Bylaws, each outstanding share of common stock as of the record date, October 24, 2003, entitles the holder to one vote on all matters covered in this Proxy Statement. There are a maximum of 14,055,580 votes that may be cast at the meeting.

Q:   WHO IS THE INSPECTOR OF ELECTION?

A: In accordance with our Restated Bylaws, our Board of Directors has appointed Michele Winkle, our Corporate Accounting and Tax Manager, to act as Inspector of Election at the meeting. The Inspector of Election, with the assistance of our transfer agent, EquiServe Trust Company, N.A., will:

     o determine the number of shares outstanding and the voting power of each share;
     o    determine the number of shares represented at the meeting;
     o    determine the existence of a quorum;
     o    determine the authenticity, validity and effect of proxies;
     o    receive votes or ballots;
     o hear and determine all challenges and questions in any way arising in connection with the right to vote;
     o    count and tabulate all votes;
     o    determine the result of the vote; and
     o do such acts as may be proper to conduct the election or vote with fairness to all stockholders.

Q:   WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made and paid for by Extended Systems. We will request banks, brokerage firms, nominees, custodians and fiduciaries to solicit their customers who have stock of Extended Systems registered in the names of such persons and we will reimburse them for their reasonable out-of-pocket expenses. Also, our directors, officers and other employees may solicit proxies without additional compensation, personally by telephone, email, telegram, or otherwise. We have hired ADP Investor Communication Services to manage the tabulation, printing and distribution of our proxy materials.

                      SHARE OWNERSHIP OF BENEFICIAL OWNERS

The table below shows the number of shares of our common stock beneficially owned as of October 15, 2003 by the following persons:

o    each person who we know beneficially owns more than 5% of our common stock;
o    each director and nominee for director;
o    each executive officer named in the Summary Compensation Table on page 22;
     and
o    all directors and executive officers as a group.

The address of each person listed in the table below is:

c/o Extended Systems Incorporated
5777 North Meeker Avenue
Boise, Idaho 83713

                                                AMOUNT AND NATURE    PERCENT OF
                                                  OF BENEFICIAL     COMMON STOCK
                                                  OWNERSHIP (1)      OUTSTANDING
                                                  -------------      -----------
Charles M. Jopson (2).......................        1,216,596            8.7%
Douglas B. Winterrowd (3)...................        1,094,503            7.8
Steven D. Simpson (4).......................          584,600            4.0
Raymond A. Smelek (5).......................          384,502            2.7
Karla K. Rosa (6)...........................          156,046            1.1
John M. Russell (7).........................           62,188              *
Donald J. Baumgartner (8)...................           57,058              *
Mark A. Willnerd (9)........................           36,907              *
Kerrin Pease (10)...........................           32,751              *
Charles W. Jepson ..........................           10,650              *
Bradley J. Surkamer (11)....................            6,928              *
Russel H. McMeekin (12).....................            6,250              *
James R. Bean...............................               --             --
Archie Clemins..............................               --             --
Robert Frankenberg..........................               --             --
Ralph Godfrey...............................               --             --
Jody B. Olson...............................               --             --
All directors and executive officers
   as a group (17 persons) (13).............        1,388,963            9.1

------------------
*    Less than 1%.
(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the beneficial owner exercises voting or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days of October 15, 2003, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by such persons, that the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Includes 6,000 shares held of record by Mr. Jopson's daughter and 4,588 shares held of record by Mr. Jopson's son. Mr. Jopson is an Extended Systems employee.

(3) Includes 93,600 shares held of record by the Doug Winterrowd and Eileen Winterrowd Education Trust. Mr. Winterrowd is an Extended Systems employee.

(4) Includes 520,000 shares subject to options exercisable within 60 days of October 15, 2003. Mr. Simpson was the President and Chief Executive Officer of Extended Systems until August 2003.

(5) Includes 1,942 shares held of record by Smelek & Associates, a business owned by Mr. Smelek's spouse, 17,933 shares held of record by Mr. Smelek's spouse, 15,866 shares held of record by the Smelek Family Foundation, and 266,709 shares subject to options exercisable within 60 days of October 15, 2003. Mr. Smelek is the Chairman of the Board of Directors of Extended Systems.

(6) Includes 116,018 shares subject to options exercisable within 60 days of October 15, 2003. Ms. Rosa is the Vice President of Finance, Chief Financial Officer and Corporate Secretary of Extended Systems.

(7) Includes 57,188 shares subject to options exercisable within 60 days of October 15, 2003. Mr. Russell is a director of Extended Systems.

(8) Includes 20,259 shares held of record by Mr. Baumgartner's spouse and 32,251 shares subject to options exercisable by Mr. Baumgartner's spouse within 60 days of October 15, 2003. Mr. Baumgartner was the Vice President of Worldwide Marketing of Extended Systems until January 2003.

(9) Includes 4,092 shares held of record by Mr. Willnerd's spouse, 25,780 shares subject to options exercisable by Mr. Willnerd within 60 days of October 15, 2003, and 2,534 shares subject to options exercisable by Mr. Willnerd's spouse within 60 days of October 15, 2003. Mr. Willnerd is the Vice President of Business Development of Extended Systems.

(10) Includes 28,751 shares subject to options exercisable within 60 days of October 15, 2003. Mr. Pease is the Vice President of Research and Development of Extended Systems.

(11) Shares reported as of August 31, 2003. Mr. Surkamer was a Vice President of Sales of Extended Systems until March 2003.

(12) Includes 6,250 shares subject to options exercisable within 60 days of October 15, 2003. Mr. McMeekin is a director of Extended Systems.

(13) Includes 1,388,963 shares subject to options exercisable within 60 days of October 15, 2003.

                                  PROPOSAL ONE

                         ELECTION OF CLASS II DIRECTORS

The number of directors authorized by our Restated Certificate of Incorporation and Bylaws is currently fixed by our Board of Directors at eight. Our Board of Directors is divided into three classes, with the classes serving for staggered, three-year terms. At present, there are two Class I directors, four Class II directors and two Class III directors. After our Annual Meeting, assuming the election of the nominees proposed in this proxy statement, we will have only three Class II directors and we will have one vacancy on our Board of Directors. We are proposing the election of our recently appointed Class I and III directors in "Proposal Two" and "Proposal Three" below as they were appointed by our incumbent directors to fill vacancies on our Board of Directors.

Three Class II directors are to be elected at the 2003 Annual Meeting. The Class II directors elected at the meeting will hold office until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified, except in the event of their earlier death, resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, each of whom is currently a director. In the event that any of the nominees become unable or declines to serve as a director at the time of the meeting the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. We do not expect that the nominees listed below will be unable or will decline to serve as a director. The names of the Class II nominees for director and certain information about them as of October 15, 2003 are set forth below. The name of, and certain information about, the current Class II director with whose term will expire at the 2003 Annual Meeting but who is not standing for re-election is also set forth below.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS FOR A TERM EXPIRING IN 2006
-----------------------------------------------------------------------

JOHN M. RUSSELL; AGE 61. Mr. Russell has served as our director since April 1998. He is retired. From December 1991 to March 1994, Mr. Russell served as Vice President of Finance and Administration, Chief Financial Officer and Secretary of Cisco Systems, Inc.

ROBERT FRANKENBERG; AGE 56. Mr. Frankenberg has served as our director since October 2003. Since December 1999, Mr. Frankenberg has served as the Chairman of Kinzan, Inc., a provider of Internet services platforms and PowerQuest, a supplier of storage management software. From May 1997 to July 2001, he served as Chairman, President and Chief Executive Officer of Encanto Networks, Inc. and from April 1994 to August 1996, he served as the Chairman, President and Chief Executive Officer of Novell, Inc. Mr. Frankenberg is a member of the Boards of Directors Daw Technologies, Inc., ElectroGlas, Inc., National Semiconductor Corporation, ScanSoft, Inc. and Secure Computing Corporation.

RALPH GODFREY; AGE 63. Mr. Godfrey has served as our director since October 2003. Since October 2003 Mr. Godfrey has been retired. From July 1990 to
October 2003, Mr. Godfrey served in various business operations and sales roles at 3Com Corporation, a provider of networking products, services and solutions for enterprises, the most recent of which was as a Senior Vice President and a member of the executive committee. He had previously managed 3Com's sales organization for the Americas. Prior to joining 3Com in July 1990, Mr. Godfrey served as President of sales and marketing for a division of Unisys Corporation. He currently serves as a member of the Board of Directors of Rockford Corporation.

INCUMBENT CLASS II DIRECTOR SERVING FOR A TERM EXPIRING IN 2003
---------------------------------------------------------------

RUSSEL MCMEEKIN; AGE 38. Mr. McMeekin was appointed to our Board of Directors in August 2002, in connection with our acquisition of ViaFone, Inc. Mr. McMeekin is not standing for re-election and his term will expire at our 2003 Annual Meeting. He is the President and Chief Executive Officer of Mikohn, a supplier to the casino gaming industry. From July 2001 to July 2002, he was the Chief Executive Officer of ViaFone. From December 2000 to June 2001, Mr. McMeekin held the position of President, E-Business, and from February 1997 to December 2000, he held the position of President of Honeywell Hi-Spec Solutions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR CLASS II DIRECTOR NAMED ABOVE.

                                  PROPOSAL TWO

                          ELECTION OF CLASS I DIRECTORS

Both of our Class I directors were appointed by our incumbent directors to fill vacancies on our Board of Directors in August 2003. We are asking that our stockholders elect them to serve on the Board of Directors for the remainder of their existing terms, which expire at our 2005 Annual Meeting.

Two Class I directors are to be elected at the 2003 Annual Meeting. The Class I directors elected at the meeting will hold office until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified, except in the event of their earlier death, resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two nominees named below, each of whom is currently a director. In the event that either of the nominees becomes unable or declines to serve as a director at the time of the meeting the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. We do not expect that either of the nominees listed below will be unable or will decline to serve as a director. The names of the two Class I nominees for director and certain information about them are set forth below.

NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR A TERM EXPIRING IN 2005
----------------------------------------------------------------------

JAMES R. BEAN; AGE 53. Mr. Bean has served as our director since August 2003. Since May 1997, Mr. Bean has served as President and Chief Executive Officer of Preco Electronics, Inc., an industry leader in vehicle warning systems and custom electronic products. Bean has more than 25 years of operational experience with Fortune 500 companies, including National Semiconductor Corporation, Apple Computer and Sun Microsystems. While at Sun, he was part of the executive team that took the company public and had responsibility for manufacturing and distribution worldwide

JODY B. OLSON; AGE 56. Mr. Olsen has served as our director since August 2003. Since July, 2000 Mr. Olson has served as Of Counsel at Hawley Troxell Ennis & Hawley, a law firm in Boise, Idaho. Mr. Olson served in many roles over 20 years at Trus Joist, a building products company, now a Weyerhaeuser Company. He retired as Vice President of Corporate Development. Mr. Olsen is currently Chairman of the Board of Public Employer Retirement System of Idaho (PERSI). He also a member of the Board of Advisors of Galen Associates New York City, a venture capital fund.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO NOMINEES FOR CLASS I DIRECTORS NAMED ABOVE.


                                 PROPOSAL THREE

                         ELECTION OF CLASS III DIRECTOR

One of our Class III directors, Archie Clemins, was appointed by our incumbent directors to fill a vacancy on our Board of Directors in October 2003. We are asking that our stockholders elect Admiral Clemins to serve on the Board of Directors for the remainder of his existing term, which will expire at our 2004 Annual Meeting. Our remaining Class III director, Raymond Smelek, stood for election at our 2001 Annual Meeting.

One Class III director is to be elected at the 2003 Annual Meeting. The Class III director elected at the meeting will hold office until the 2004 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, except in the event of his earlier death, resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named below. In the event that the nominee becomes unable or declines to serve as a director at the time of the meeting the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. We do not expect that the nominee listed below will be unable or will decline to serve as a director. The name of the Class III nominee for director and certain information about him is set forth below. The name of, and certain information about, the current Class III director with an unexpired term is also set forth below.


NOMINEE FOR ELECTION AS A CLASS III DIRECTOR FOR A TERM EXPIRING IN 2004
------------------------------------------------------------------------

ARCHIE CLEMINS; AGE 59. Admiral Clemins has served as our director since October 2003. Since January 2003 and November 2001, respectively, Admiral Clemins has served as the President of Caribou Technologies, Inc., and co-owner of TableRock International LLC, both consulting firms. Admiral Clemins retired from active duty in the United States Navy in 1999, and his final assignment was as the 28th commander of the United States Pacific Fleet.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR CLASS III DIRECTOR NAMED ABOVE.


INCUMBENT CLASS III DIRECTOR SERVING FOR A TERM EXPIRING IN 2004
----------------------------------------------------------------

RAYMOND A. SMELEK; AGE 68. Mr. Smelek has served as chairman of our Board of Directors since June 1995 and has been our director since June 1994. Since 1999, Mr. Smelek has served as Chairman of the Board of Directors of the Network Group, which provides information technology services to enterprises. He also served as Chief Executive Officer of the Network Group from 1999 to 2003. Since 1998, he has been a Vice President of Smelek & Associates, which provides management consultant services to enterprises. From June 1994 to February 1996, he was our President and Chief Executive Officer. Prior to joining Extended Systems, Mr. Smelek was employed by Hewlett-Packard Company and held a number of positions, the last of which was Vice President and General Manager of the Mass Storage Group.

                          BOARD MEETINGS AND COMMITTEES

During fiscal 2003, the Board of Directors held 20 meetings (including regularly scheduled and special meetings). All of the incumbent directors attended 80% or more of the meetings of the Board of Directors and committees upon which directors served, with the exception of our former director, John J. Katsaros, who attended 15 of the 20 meetings and our current director, Russel McMeekin, who is not seeking reelection, who attended 11 of the 20 meetings.

Our Board of Directors has the following committees:

AUDIT COMMITTEE. The Audit Committee reviews and monitors our corporate financial reporting and external audits, including:

o    our internal control functions;
o the results and scope of our annual audit and other services provided by our independent accountants; and
o our compliance with legal matters with a significant impact on our financial reports.

In addition, the Audit Committee has the responsibility to consider and recommend the appointment of our independent accountants. The Audit Committee also monitors transactions between Extended Systems and our officers, directors and employees for any potential conflicts of interest. During fiscal year 2003, the Audit Committee consisted of Messrs. Russell (Chairman), Jepson, our former director and current President and Chief Executive Officer, Katsaros and S. Scott Wald, former directors. Mr. Jepson resigned from the Audit Committee in February 2003 upon becoming our Vice President of Worldwide Sales and Marketing. Mr. Katsaros served on the Audit Committee from February 2003 until July 2003. The current members of the Audit Committee are Messrs. Russell (Chairman), Bean, and Olson. Each current member of the Audit Committee is independent as defined in the National Association of Securities Dealers listing standards. The Audit Committee held four meetings in fiscal 2003.

COMPENSATION COMMITTEE. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policy and all forms of compensation to be provided to our directors, executive officers and other employees, including:

o    annual salaries and bonuses;
o    stock option arrangements; and
o    other incentive compensation arrangements.

The Compensation Committee also administers our stock plans. During fiscal 2003, the Compensation Committee consisted of Messrs. Katsaros, Russell, Wald and McMeekin. The current members of the Compensation Committee are Mr. Frankenberg (Chairman), Admiral Clemins and Mr. Godfrey. The Compensation Committee held two meetings in fiscal 2003.

NOMINATING COMMITTEE. The Nominating Committee reviews and makes recommendations to the Board of Directors regarding annual elections of directors and potential new directors. The Nominating Committee will consider qualified nominees for director whose names are submitted in accordance with our bylaws. During fiscal 2003, the Nominating Committee consisted of Messrs. Smelek (Chairman), Katsaros and Wald. The current members of the Nominating Committee are Messrs. Smelek (Chairman), Russell and McMeekin. The Nominating Committee did not meet in fiscal 2003.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2003, the Compensation Committee consisted of Messrs. Katsaros, Russell, Wald and McMeekin, none of whom are or have been an officer or employee of Extended Systems. Mr. McMeekin was the president and chief executive officer of ViaFone, Inc. prior to our acquisition of ViaFone on August 30, 2002. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

                              DIRECTOR COMPENSATION

Our directors do not receive cash fees as compensation for their services as directors. Our outside directors (who are not Extended Systems employees) are, however, reimbursed for travel and other expenses incurred in attending our Board of Directors meetings and meetings of committees of the Board of Directors. The outside directors are eligible to participate in the 1998 Director Option Plan (the "Director Plan"). Option grants and Restricted Stock grants under the Director Plan are automatic and non-discretionary. We are currently proposing an amendment to our Director Plan (see Proposal Five) that would change the automatic, nondiscretionary grants made to our non-employee directors. The current automatic, nondiscretionary grants are described in this section.

The exercise price of the options is 100% of the fair market value of our common stock on the grant date. Under the Director Plan, each outside director receives an initial grant of an option to purchase 15,000 shares of common stock on the date the outside director first becomes a director. One-third of the shares from this initial grant vest and become exercisable on the first anniversary of the date of grant and the remaining shares vest and become exercisable at a rate of 1/36th per month of the total shares.

After the initial grant, each outside director is automatically granted an option to purchase 7,500 shares of our common stock on the date of our annual meeting of stockholders each year, if the outside director has served on the Board of Directors for at least six months. The shares from the director's annual option vest and become exercisable in full on the earliest of the first anniversary of the date of grant of that option or the date of the next annual meeting of stockholders.

Each option under the Director Plan has a term of 10 years unless the outside director ceases to be a director. If an outside director ceases to be a director, the director will have three months from the date of termination as a director to exercise a vested option, and only then to the extent that the director was entitled to exercise the option on the date of termination.

During fiscal 2003, options were granted under the Director Plan for the following number of shares of Extended Systems' common stock and at the exercise prices shown:

                                    NUMBER OF SHARES        WEIGHTED AVERAGE
                                   SUBJECT TO OPTIONS   EXERCISE PRICE PER SHARE
NAME                                   GRANTED (#)               ($/SH)
-----                                  -----------      ------------------------
Charles W. Jepson (1)..............       7,500                  $2.24
John Katsaros (2)..................       7,500                  $2.24
Russel McMeekin....................      15,000                  $2.60
John M. Russell....................       7,500                  $2.24
S. Scott Wald (2)..................       7,500                  $2.24

--------------
(1) Mr. Jepson became our Vice President of Worldwide Sales and Marketing in February 2003, subsequent to the grant of this option. The option terminated in October 2003, three months following his resignation from the Board of Directors.

(2) These options terminated in October 2003, three months following the resignation of Messrs. Katsaros and Wald from the Board of Directors.

                                  PROPOSAL FOUR

             INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                            UNDER OUR 1998 STOCK PLAN

You are being asked to approve an increase in the number of shares reserved for issuance under our 1998 Stock Plan by 725,000 shares. Our Board of Directors approved this increase in August 2003.

PLAN ACTIVITY
-------------

As of October 15, 2003, options to purchase an aggregate of 377,040 shares of common stock issued under the 1998 Stock Plan had been exercised, and options to purchase 2,396,830 shares were outstanding. Without taking into account the proposal, 551,130 shares remained available for future grants as of October 15, 2003.

DESCRIPTION OF THE 1998 STOCK PLAN AND OPTION TERMS
---------------------------------------------------

The following is a summary of the principal provisions of our 1998 Stock Plan, but it is not intended to be a complete description of all of the terms and provisions of the plan. We will furnish a copy of the 1998 Stock Plan to you upon written request to our Secretary at our principal executive offices listed on the first page of this proxy statement.

HISTORY. Our Board of Directors adopted the 1998 Stock Plan on December 18, 1997, and our stockholders approved the 1998 Stock Plan on January 22, 1998 with a total of 1,600,000 shares of our common stock reserved for issuance under the plan. Our stockholders approved a 500,000-share increase in the number of shares reserved for issuance under the plan on October 25, 2000, a 500,000-share increase under the plan on October 24, 2001 and a 725,000-share increase under the plan on October 24, 2002.

PURPOSE. The plan is intended to:

o provide additional compensation and incentives to individuals whose present and potential contributions are important to our continued success;
o to afford such persons an opportunity to acquire a proprietary interest in Extended Systems; and
o    enable us to continue to attract and retain the best available talent.

SUMMARY OF THE PLAN AND OPTIONS.

Administration..........   Our Compensation Committee currently administers the
                           plan. Subject to the terms of the plan, the Compensation Committee, based on recommendations from management, determines:

                           o   who will receive awards;
                           o   the number of shares subject to each award;
                           o   the terms and conditions of such awards; and
                           o   the grant date.

                           The Compensation Committee also has the authority to construe and interpret any of the provisions of the plan or any options granted under the plan.

Eligibility.............   Regular employees, directors and consultants may be
                           granted options under the plan. As of October 15, 2003, approximately 191 persons were eligible to receive options under the 1998 Stock Plan.

Exercise Price..........   Determined by the Compensation Committee, generally
                           the fair market value on the date of grant.

Term....................   Generally 10 years, but can be a shorter period at
                           the discretion of the Compensation Committee. Options to holders of 10% or more of our common stock may only have a term of five years or less.

Vesting.................   Determined by the Compensation Committee. Options
                           generally vest over a period of four years, vesting as to 25 percent on the first anniversary and 1/48th per month thereafter.

Exercise................   The optionee can choose to pay the exercise price of
                           the option with cash or with proceeds from a cashless exercise. In a cashless exercise, the optionee irrevocably instructs his or her stockbroker to sell the shares to be acquired upon exercise of the option and pay the exercise price to us. With the administrator's approval, the optionee can also exercise options by delivering a promissory note to Extended Systems in the amount of the exercise price.
                           Promissory notes are interest bearing, have a term equal to or less than five years and are collateralized by a pledge of the shares purchased by the promissory note. The administrator does not currently allow the payment of the exercise price of options with a promissory note. The administrator can also allow the payment of the exercise price through the surrender of shares of our common stock that the option holder has held for at least six months prior to the date of exercise of the options.

Transferability.........   During the lifetime of the optionee, an option is
                           exercisable only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

Termination of
employment..............   An optionee has three months from the date of
                           termination of employment, except by reason of death or disability, to exercise the vested portion of the option. In the event of termination of employment due to death or disability, an optionee (or his or her legal representative) may exercise the vested option within 12 months after the date of termination of employment. In the event of termination as a result of a change of control, members of the Company's executive management team may exercise their vested options within 24 months after the date of termination of employment.

Merger or asset sale....   If we merge with or into another corporation or sell
                           substantially all of our assets, the successor corporation is required under the 1998 Stock Plan to assume or substitute each outstanding option under plan. If the successor corporation refuses to assume or substitute for options, the outstanding options under the plan immediately become 100% vested and the optionee will have the right to exercise all of his outstanding options.

Term of plan............   The plan will expire on March 3, 2008, unless our
                           Board of Directors terminates it earlier.

Amendment of plan.......   The Board may at any time amend the 1998 Stock Plan,
                           but is required to obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with any applicable laws and regulations.

PLAN BENEFITS. The number of awards (if any) that may be granted to employees, directors and consultants under the 1998 Stock Plan is subject to the discretion of the Compensation Committee. As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards under the 1998 Stock Plan. Accordingly, future awards under the 1998 Stock Plan are not determinable. The following table sets forth information with respect to the grant of options under the 1998 Stock Plan during fiscal 2003 to
(i) each executive officer named in the Summary Compensation Table on page 22,
(ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees who are not executive officers or directors as a group:

                                    NUMBER OF SHARES        WEIGHTED AVERAGE
                                   SUBJECT TO OPTIONS   EXERCISE PRICE PER SHARE
 NAME AND POSITION                     GRANTED (#)              ($/SH)
 -----------------                     -----------              ------
Steven D. Simpson.................       75,000                 $1.77
   Former President and Chief
   Executive Officer
Donald J. Baumgartner.............       22,000                 $2.42
   Former Vice President
   of Worldwide Marketing
Karla K. Rosa.....................       23,000                 $2.42
   Vice President of Finance,
   Chief Financial Officer
   and Corporate Secretary
Kerrin Pease......................       75,000                 $2.15
   Vice President of
   Research and Development
Bradley J. Surkamer...............       22,000                 $2.42
   Former Vice President
   of Sales
Mark A. Willnerd..................       15,000                 $2.42
   Vice President of
   Business Development
All current executive
  officers as a group.............      607,782                 $2.22
All current directors who are
  not executive officers
  as a group......................       15,000                 $2.24
All employees who are not
  executive officers as a
  group...........................      580,027                 $2.47


U.S. FEDERAL INCOME TAX CONSEQUENCES TO OPTIONEES.

For U.S. federal income tax purposes, under existing tax laws, an optionee does not realize taxable income at the time of the grant of an option.

An optionee will have no taxable income upon exercise of an incentive stock option (except that alternative minimum tax may apply) and generally will not realize taxable income until the sale of the shares received upon exercise of the option. If the optionee does not sell the shares for at least two years after grant and one year after exercise of the option, any gain or loss realized will be treated as long-term capital gain or loss. Under these circumstances, Extended Systems will not be entitled to a compensation expense deduction in connection with the grant or the exercise of the option. If the optionee sells the shares prior to two years after grant or one year after exercise, the difference between the option price and the amount realized upon sale of the shares will be taxable as ordinary income to the optionee and will be deductible by Extended Systems for U.S. federal income tax purposes.

Upon the exercise of a non-statutory stock option, the optionee will realize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date of exercise and Extended Systems is entitled to a compensation expense deduction. On the subsequent sale of the shares received in the exercise of a non-statutory stock options, the optionee will realize a capital gain or loss, which will be short or long-term depending on the period for which the shares are held prior to the sale, in the amount of the difference between the fair market value of the shares on the date of exercise and the amount realized on the sale.

THE ABOVE IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND EXTENDED SYSTEMS WITH RESPECT TO THE SHARES PURCHASED UNDER THE 1998 STOCK PLAN. You should reference the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of an optionee's death or the income tax laws of any state or foreign country in which the optionee may reside.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 STOCK PLAN.

                                  PROPOSAL FIVE

     AMENDMENT OF AND INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                       UNDER OUR 1998 DIRECTOR OPTION PLAN

You are being asked to approve an amendment to the terms of our Director Plan including an increase in the number of shares reserved for issuance thereunder by 125,000 shares. Our Board of Directors approved this increase in October 2003.

PLAN ACTIVITY
-------------

As of October 15, 2003, options to purchase an aggregate of 16,667 shares of common stock under the Director Plan had been exercised, and options to purchase 142,500 shares were outstanding. Without taking into account the proposal, 90,833 shares remained available for future grants as of October 15, 2003.

DESCRIPTION OF THE 1998 DIRECTOR OPTION PLAN AND OPTION TERMS
-------------------------------------------------------------

The following is a summary of the principal provisions of our 1998 Director Option Plan, but it is not intended to be a complete description of all of the terms and provisions of the plan. We will furnish a copy of the 1998 Director Option Plan to you upon written request to our Secretary at our principal executive offices listed on the first page of this proxy statement.

HISTORY. Our Director Plan was adopted by the Board of Directors in December 1997 and approved by the stockholders in January 1998. The director plan became effective on March 4, 1998 in conjunction with the effectiveness of the registration statement relating to our initial public offering. The Board of Directors reserved a total of 250,000 shares of common stock for issuance under the Director Plan.

PURPOSE. The Director Plan is intended to:
o provide a compensation and incentives to our Board of Directors whose present and potential contributions are important to our continued success;
o  promote the success of our business; and
o  enable us to continue to attract and retain the best available talent.


PROPOSED AMENDMENT TO DIRECTOR PLAN

Under the Director Plan, as amended, each outside director would receive an initial grant of an option to purchase 20,000 shares of common stock on the date the outside director first becomes a director. One-third of the shares from this initial grant will vest and become exercisable on the first anniversary of the date of grant and the remaining shares will vest and become exercisable at a rate of 1/36th per month of the total shares.

After the initial grant, each outside director will be automatically granted an option to purchase 10,000 shares of our common stock on the date of our annual meeting of stockholders each year, if the outside director has served on our Board of Directors for at least six months. The shares from the director's annual option would vest and become exercisable in full on the earlier of the first anniversary of the date of grant of that option or the date of the next annual meeting of stockholders.

Under the Director Plan, as amended, each outside director would be automatically granted a number of shares of restricted stock on the date of our annual meeting of stockholders each year. The number of shares of restricted stock would be determined by dividing (a) $16,000 by (b) the fair market value of a share on the date of our annual meeting of stockholders. One-third of the shares of this restricted stock grant would be released from our option to repurchase the shares on the anniversary date of grant and remaining shares would be released from our option to repurchase the shares as to one-third of the shares in each of the following two years. Our option to repurchase the shares would lapse in full on the earlier of the anniversary date of the grant or the date of the next annual meeting of stockholders if the outside director has attended at least 75% of all board meetings held during the last year.

We also propose to amend the Director Plan to provide that the Chairman of our Board of Directors is automatically granted a number of shares of restricted stock on the date of our annual meeting of stockholders each year in addition to the annual grant to all outside directors set forth above. The number of shares which the Chairman of our Board of Directors would receive would be determined by dividing (a) $20,000 by (b) the fair market value of a share on the date of our annual meeting of stockholders. In addition, we propose to amend the Director Plan to provide that the Chairman of our Audit Committee and the Chairman of our Compensation Committee are each granted a number of shares of restricted stock on the date of our annual meeting of stockholders each year automatically. The number of shares which the Chairman of our Audit Committee would receive would be determined by dividing (a) $12,500 by (b) the fair market value of a share on the date of our annual meeting of stockholders. The number of shares which the Chairman of our Compensation Committee would receive would be determined by dividing (a) $7,500 by (b) the fair market value of a share on the date of our annual meeting of stockholders. For each of the grants to the Chairman of our Board of Directors, the Chairman of our Audit Committee and the Chairman of our Compensation Committee, our option to repurchase the shares would lapse with respect to one-third of the shares of these grants on the anniversary date of grant and remaining option to repurchase the shares would lapse as to one-third of the shares in each of the following two years. Our right to repurchase the shares would lapse in its entirety on the earlier of the anniversary date or the date of the next annual meeting of stockholders if the director has attended at least 75% of all board meetings held during the last year with respect to the Chairman of the Board of Directors), 75% of all Audit Committee meetings with respect to the Chairman of the Audit Committee or 75% of all Compensation Committee meetings with respect to the Chairman of the Compensation Committee.

In light of the substantial increase in director compensation of many public companies, we are proposing to award a one-time grant of an option to purchase 5,000 shares of our common stock on the date of our 2003 Annual Meeting to each outside director who joined our Board of Directors after July 1, 2003 and before the 2003 Annual Meeting, provided that such person remains our outside director on the date of the 2003 Annual Meeting. The one-time 5,000 share grant will be at 100% of the fair market value on the date of our 2003 Annual Meeting and will vest in full on the earlier of the first anniversary of our 2003 Annual Meeting or the date of our 2004 Annual Meeting; provided that the outside director continues to be an outside director on such date.

SUMMARY OF THE DIRECTOR PLAN, OPTIONS AND RESTRICTED STOCK, AS AMENDED.

Administration..........   Our Director Plan is nondiscretionary and there is no
                           administrator.

Eligibility.............   Outside directors would be granted options and
                           Restricted Stock under the Plan. All grants are automatic, non-discretionary grants. As of October
                           15, 2003, approximately seven persons were eligible to receive options under the Director Plan.

Exercise Price..........   The fair market value on the date of grant. For
                           restricted stock, the shares received are outstanding common stock and the director must pay the Company par value of $0.001 per share.

Option Term.............   10 years. Restricted stock awards do not have a term.

Vesting/Right of
Repurchase..............   The initial option grant vests over a period of three
                           years, vesting 33 1/3 percent on the first anniversary and 1/36th per month thereafter. The annual option grant vests on the earlier of the first anniversary date or the date of the next annual stockholders meeting. The repurchase option we have on restricted stock grants will lapse over a period of three years, with the right lapsing as to one-third of the shares on each of anniversary of the date of the restricted stock grant. The repurchase option we have will lapse in its entirety on the earlier of the first anniversary date or the next annual meeting date if the outside director attends
                           75% of all board meetings, Audit Committee meetings or Compensation Committee meetings, as applicable

Exercise................   The outside director can pay the exercise price of
                           the option with cash. Although the Company does not currently have a cashless exercise program in place for the Director Plan, the Company may implement a cashless exercise program and allow an outside director to participate. The outside director can also pay the exercise price through the surrender of shares of our common stock that the outside director has held for at least six months prior to the date of exercise of the options.

Transferability.........   During the term of an option, an option is
                           exercisable only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

Termination of
director status.........   An outside director has twelve months from the date
                           of termination as a director to exercise a vested stock option.

Merger or asset sale....   If we merge with or into another corporation or sell
                           substantially all of our assets, the successor corporation is required under the Director Plan to assume or substitute each outstanding option and restricted stock award under the Director Plan. If the successor corporation refuses to assume or substitute for options or restricted stock award, the outstanding options under the Director Plan immediately become 100% vested and the optionee will have the right to exercise all of their outstanding options or the right of repurchase we have will lapse in its entirety and the successor corporation will have no further right to repurchase a portion of the restricted stock award.

Term of Director Plan...   The Director Plan will expire in March 2008, unless
                           our Board of Directors terminates it earlier.

Amendment of
Director Plan...........   Without the prior approval of our stockholders, the
                           Board may amend the Director Plan, except for any amendment that would modify the terms of the automatic, nondiscretionary grants to outside directors or make the terms on which options or restricted stock may be granted materially more generous or would increase the maximum number of shares of the Director Plan.

PLAN BENEFITS. The number of awards (if any) that may be granted directors under the Director Plan are automatic and non-discretionary. The following table sets forth information with respect to the grant of options under the Director Plan during fiscal 2003.

                                   NUMBER OF SHARES         WEIGHTED AVERAGE
                                  SUBJECT TO OPTIONS    EXERCISE PRICE PER SHARE
NAME                                  GRANTED (#)                ($/SH)
-----                                 -----------       ------------------------
Charles W. Jepson (1)............         7,500                   $2.24
John Katsaros (2)................         7,500                   $2.24
Russel McMeekin..................        15,000                   $2.60
John M. Russell..................         7,500                   $2.24
S. Scott Wald (2)................         7,500                   $2.24

--------------
(1) Mr. Jepson became our Vice President of Worldwide Sales and Marketing in February 2003, subsequent to the grant of this option. The option terminated in October 2003, three months following his resignation from the Board of Directors.
(2) These options terminated in October 2003, three months following the resignation of Messrs. Katsaros and Wald from the Board of Directors.

U.S. FEDERAL INCOME TAX CONSEQUENCES TO OPTIONEES.

For U.S. federal income tax purposes, under existing tax laws, an optionee will not realize taxable income at the time of the grant of an option or restricted stock award. Upon the exercise of a non-statutory stock option, the optionee would realize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date of exercise and Extended Systems would be entitled to a compensation expense deduction. Upon lapse of our repurchase right on a restricted stock grant, the optionee would realize ordinary income in the amount of the difference between the par value and the fair market value of the shares on the date of lapse of the repurchase right and Extended Systems would be entitled to a compensation expense deduction. On the subsequent sale of previously restricted stock or the shares received in the exercise of a non-statutory stock options, the optionee would realize a capital gain or loss, which would be short or long-term depending on the period for which the shares are held prior to the sale. The gain or loss would be equal to the difference between the fair market value of the shares on the date of exercise of an option and the amount realized on the sale or the date on which the right of repurchase lapsed for restricted stock and the amount realized on the date of sale.

THE ABOVE IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND EXTENDED SYSTEMS WITH RESPECT TO THE OPTIONS EXERCISED OR RESTRICTED STOCK RECEIVED UNDER THE DIRECTOR PLAN. You should reference the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of an optionee's death or the income tax laws of any state or foreign country in which the optionee may reside.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN.



                                  PROPOSAL SIX

             INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                   UNDER OUR 2001 APPROVED SHARE OPTION SCHEME

You are being asked to approve an increase in the number of shares reserved for issuance under our 2001 Approved Share Option Scheme (the "Scheme") by 25,000 shares. Our Board of Directors approved this increase in August 2003.

PLAN ACTIVITY
-------------

As of October 15, 2003, 525 options granted under the Scheme had been exercised, and options to purchase 83,505 shares were outstanding. Without taking into account the proposal, 40,970 shares remained available for future grant under the Scheme as of October 15, 2003.

DESCRIPTION OF THE SCHEME AND OPTION TERMS
------------------------------------------

The following is a summary of the principal provisions of our Scheme, but it is not intended to be a complete description of all of the terms and provisions of the plan. We will furnish a copy of the Scheme to you upon written request to our Secretary at our principal executive offices listed on the first page of this proxy statement.

HISTORY. Our Board of Directors adopted the Scheme in January 2001, and the Inland Revenue of the United Kingdom approved the Scheme on February 19, 2001. The Board of Directors determines the number of shares of common stock to be reserved for issuance under the Scheme. They approved 100,000 shares of common stock reserved for issuance under the Scheme in January 2001. Our stockholders approved a 25,000 share increase in the number of shares reserved for issuance under the Scheme on October 24, 2002.

PURPOSE. The Scheme is intended to:

o provide additional compensation and incentives to individuals in the United Kingdom whose present and potential contributions are important to our continued success;
o    promote the success of our business; and
o    enable us to continue to attract and retain the best available talent.

SUMMARY OF THE SCHEME AND OPTIONS.

Administration..........   Our Compensation Committee currently administers the
                           Scheme. Subject to the terms of the Scheme, the Compensation Committee, based on recommendations from management, determines:

                           o   who will receive awards;
                           o   the number of shares subject to each award;
                           o   the terms and conditions of such awards; and
                           o   the grant date.

                           The Compensation Committee also has the authority to construe and interpret any of the provisions of the Scheme or any options granted under the Scheme.

Eligibility.............   Regular employees, directors and consultants may be
                           granted options under the Scheme up to, but not in excess of (pound)30,000 (converted from U.S. dollars to British pounds on the date of grant). As of October 15, 2003, approximately 25 persons were eligible to receive options under the Scheme.

Exercise Price..........   Determined by the Compensation Committee, generally
                           the fair market value on the date of grant.

Term....................   Generally 10 years, but can be a shorter period at
                           the discretion of the Compensation Committee.

Vesting.................   Determined by the Compensation Committee. Options
                           generally vest over a period of four years, vesting as to 25% of the shares on the first anniversary and 1/48th per month thereafter.

Exercise................   The optionee can pay the exercise price of the option
                           with cash.

Transferability.........   During the lifetime of the optionee, an option is
                           exercisable only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

Termination of
employment..............   An optionee has three months from the date of
                           termination of employment, except by reason of death or disability, to exercise the vested portion of an option. In the event of termination of employment due to death or disability, an optionee (or their legal representative) may exercise the vested portion of an option within 12 months after the date of termination of employment. In the event of termination as a result of a change of control, members of the Company's executive management team may exercise their vested options within 24 months after the date of termination of employment.

Merger or asset sale....   If we merge with or into another corporation or sell
                           substantially all of our assets, the successor corporation is required under the Scheme to assume or substitute each outstanding option under the Scheme.
                           If the successor corporation refuses to assume or substitute for options, the outstanding options under the plan immediately become 100% vested and the optionee will have the right to exercise all of their outstanding options.

Term of Scheme..........   The Scheme will expire in January 2011, unless our
                           Board of Directors terminates it earlier.

Amendment of Scheme.....   The Board may amend the Scheme, except for any
                           amendment that would make the terms on which options may be granted materially more generous or would increase the maximum number of shares of the Scheme without the prior approval of our stockholders. No amendment shall have effect until approval by Inland
                           Revenue of the United Kingdom.

PLAN BENEFITS. The number of awards (if any) that may be granted to employees, directors and consultants under the Scheme is subject to the discretion of the Compensation Committee. As of the date of this proxy statement, there has been no determination by the Compensation Committee with respect to future awards under the Scheme. Accordingly, future awards under the Scheme are not determinable. The following table sets forth information with respect to the grant of options under the Scheme during the last fiscal year to (i) all current executive officers as a group, and (ii) all employees who are not executive officers as a group. None of our directors who are not executive officers received an award from the Scheme in fiscal 2003.

                                  NUMBER OF SHARES          WEIGHTED AVERAGE
                                 SUBJECT TO OPTIONS     EXERCISE PRICE PER SHARE
NAME AND POSITION                    GRANTED (#)                ($/SH)
-----------------                    -----------        ------------------------
All current executive
  officers as a group......             11,718                  $4.06
All employees who are
  not executive officers
  as a group...............             46,748                  $2.45



UNITED KINGDOM INCOME TAX CONSEQUENCES TO OPTIONEES.

Since the grant of an option made under the Scheme is made under an Inland Revenue Approved Share Scheme, the optionee can be granted an option covering shares with a market value of up to (pound)30,000 (converted from U.S. dollars to British pounds on the date of grant) and which would be eligible for preferential tax treatment in the United Kingdom if the optionee exercises the option within certain parameters. If the optionee qualifies for preferential tax treatment, there would be no income tax charge incurred at the time of exercise.

To qualify for this tax treatment, the optionee must wait to exercise his or her options until at least three years after the grant date (or until at least three years from the date of the exercise of an option that benefited from preferred tax treatment under this or any other Inland Revenue approved scheme, if later.) Further the exercise of the option must be made in accordance with the rules of the Scheme and must be made while the Scheme retains formal Inland Revenue approval.

If the optionee exercises his or her option under qualifying circumstances, then the optionee would be subject to capital gains tax on the entire gain (i.e., the difference between the sales price and the exercise price) at the time of sale. Capital gains would be subject to tapering relief (the taper period would run from the time the shares are purchased, i.e., the date of exercise) and the annual exemption.

If the optionee chooses to exercise his or her option before the expiration of the holding period, the optionee would be subject to U.K. income tax on the difference between the fair market value of the shares at the time of exercise and the exercise price, which would be due at the end of the tax year in which the exercise occurs. If the optionee exercises his or her option under non-qualifying circumstances, then at the time of sale the optionee may be liable for capital gains tax on the difference between the sale price and the fair market value of the shares at the time of exercise.

There would be no National Insurance Contributions arising on the exercise of the option even if the exercise does not take place under qualifying circumstances, unless exceptional circumstances apply such as the option was invalidly or improperly granted.

THE ABOVE IS ONLY A SUMMARY OF THE EFFECT OF THE UNITED KINGDOM INCOME TAX CONSEQUENCES AND NATIONAL INSURANCE CONTRIBUTION TREATMENT UPON THE OPTIONEE WITH RESPECT TO THE SHARES PURCHASED UNDER THE SCHEME. In addition, the summary does not discuss the tax consequences of an optionee's death or the income tax laws of any other country or any municipality or state in which the optionee may reside.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE SCHEME.

                                 PROPOSAL SEVEN

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending June 30, 2004 ("fiscal 2004"). PricewaterhouseCoopers LLP has audited our financial statements and performed other audit-related services since our inception in 1984. Representatives of PricewaterhouseCoopers LLP will be present at the 2003 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders. Although the law does not require this action by stockholders, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of Extended Systems and our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR FISCAL 2004. IN THE EVENT OF A NEGATIVE VOTE ON RATIFICATION, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                             EXECUTIVE COMPENSATION

We have included in the following table all compensation earned during the last three years by our former chief executive officer and our five other most highly compensated executive officers whose total compensation from Extended Systems during fiscal 2003 exceeded $100,000 (the "Named Executive Officers"). Mr. Jepson, our current President and Chief Executive Officer, began serving in that role in August 2003. Mr. Simpson served as our President and Chief Executive Officer throughout fiscal 2003 and ceased serving in that role in August 2003. Mr. Baumgartner served as our Vice President of Worldwide Marketing until January 2003. Mr. Surkamer served as our Vice President of Sales until March 2003. See "Certain Transactions" for a description of our separation agreements with Messrs. Baumgartner, Simpson and Surkamer.

                                                                    LONG-TERM
                                                 ANNUAL        COMPENSATION AWARDS
                                              COMPENSATION    ---------------------
                                  FISCAL    ----------------  SECURITIES UNDERLYING     ALL OTHER
NAME AND POSITION                  YEAR      SALARY    BONUS         OPTIONS          COMPENSATION
-----------------                 ------    --------   -----       -----------         -----------
Steven D. Simpson................  2003     $254,375     --           75,000           $ 4,425 (1)
   Former President and            2002      255,000     --          100,000             6,100 (1)
   Chief Executive Officer         2001      290,000     --          125,000             6,100 (1)

Donald J. Baumgartner............  2003      171,911     --           22,000            13,397 (2)
   Former Vice President           2002      135,324     --           25,000             4,060 (1)
   of Worldwide Marketing          2001      144,000     --           35,000             4,295 (1)

Karla K. Rosa....................  2003      161,102     --           23,000             2,669 (1)
   Vice President of Finance,      2002      157,500     --           25,000             4,725 (1)
   Chief Financial Officer         2001      160,100     --           35,000            25,710 (3)
   and Corporate Secretary

Kerrin Pease.....................  2003      159,966     --           75,000             2,633 (1)
   Vice President of               2002      153,966     --           25,000             2,453 (1)
   Research and Development        2001           --     --               --                --

Bradley J. Surkamer..............  2003      159,709     --           22,000            18,753 (4)
   Former Vice President           2002      138,308     --           25,000             4,149 (1)
   of Sales                        2001      146,460     --           29,000             4,354 (1)

Mark A. Willnerd (6) ............  2003      101,148     --           15,000             1,673 (1)
   Vice President of               2002       96,140     --            2,000             3,884 (5)
   Business Development            2001       88,725     --           16,000             2,662 (1)
--------------

(1)  Consists of contributions to our defined contribution plans.

(2) Includes $1,790 in contributions to our defined contribution plans and $11,607 of stock option compensation recognized upon exercise of non-qualified stock options.

(3) Includes $4,803 in contributions to our defined contribution plans and $20,907 of stock option compensation recognized upon exercise of non-qualified stock options.

(4) Includes $2,375 in contributions to our defined contribution plans, sales commission of $8,850, and $7,528 of stock option compensation recognized upon exercise of non-qualified stock options.

(5) Includes $2,884 in contributions to our defined contribution plans and $1,000 for a computer subsidy.

(6) Mr. Willnerd became Vice President of Business Development on September 4, 2002.

                        OPTION GRANTS DURING FISCAL 2003

The following table includes information on grants of options to purchase shares of our common stock that we made to the Named Executive Officers during fiscal 2003. All options set forth in the following table vested over a four-year period and had 10 year terms except for options granted on August 30, 2002 and October 24, 2002 which had a three-year vesting schedule. We calculated the potential realizable value based on the following:

o    the term of the option on its grant date;
o the assumption that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option; and
o the assumption that the option is exercised and sold on the last day of its term for the appreciated price.

Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall stock market conditions.


                                                                                          POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                               % OF TOTAL                                ANNUAL RATES OF STOCK
                               NUMBER OF         OPTIONS      EXERCISE                    PRICE APPRECIATION
                                 SHARES        GRANTED TO       PRICE                       FOR OPTION TERM
                               UNDERLYING     EMPLOYEES IN       PER       EXPIRATION    ---------------------
NAME                        OPTIONS GRANTED    FISCAL 2003      SHARE         DATE          5%           10%
----                        ---------------    -----------    ---------    ----------    --------     --------
Steven D. Simpson........            75,000         5.8%         $1.77     01/16/13(1)   $ 83,486     $211,569

Donald J. Baumgartner....            11,000                       2.60     08/30/12(2)     17,986       45,581
                                     11,000                       2.24     10/24/12(2)     15,496       39,270
                            ---------------                                              ---------------------
                                     22,000         1.7                                    33,482       84,851

Karla K. Rosa............            11,500                       2.60     08/30/12        18,804       47,653
                                     11,500                       2.24     10/24/12        16,200       41,055
                            ---------------                                              ---------------------
                                     23,000         1.8                                    35,004       88,708

Kerrin Pease..............           15,000                       2.60     08/30/12        24,527       62,156
                                     15,000                       2.24     10/24/12        21,131       53,550
                                     45,000                       1.61     04/18/13        55,185      139,851
                            ---------------                                              ---------------------
                                     75,000         5.8                                   100,843      255,557

Bradley J. Surkamer......            11,000                       2.60     08/30/12(3)     17,986       45,581
                                     11,000                       2.24     10/24/12(3)     15,496       39,270
                            ---------------                                              ---------------------
                                     22,000         1.7                                    33,482       84,851

Mark A. Willnerd.........             7,500                       2.60     08/30/12        12,263       31,078
                                      7,500                       2.24     10/24/12        10,565       26,775
                            ---------------                                              ---------------------
                                     15,000         1.2                                    22,828       57,853

(1) In connection with Mr. Simpson's departure in August 2003, we agreed to amend these options to provide that he will have until August 2005 to exercise these options.

(2) The unvested portion of these options expired unexercised on April 30, 2003, subsequent to Mr. Baumgartner's departure from our company.

(3) The unvested portion of these options expired unexercised on June 17, 2003, subsequent to Mr. Surkamer's departure from our company.

                     FISCAL 2003 AGGREGATED OPTION EXERCISES
                                AND OPTION VALUES

The following table includes information regarding the number of shares acquired through the exercise of stock options during fiscal 2003 by each of the Named Executive Officers and the value of unexercised options as of June 30, 2003. We have also included the values of "in-the-money" options that represent the positive "spread" between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of June 30, 2003, as determined by the Board of Directors.

We calculated the value of unexercised "in-the-money" options based on a price of $3.90 per share, which was the closing sales price of our common stock on June 30, 2003, as reported by the Nasdaq National Market System, minus the exercise price. Amounts reflected do not necessarily indicate that the optionee sold the shares of common stock.

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED             IN-THE-MONEY
                              SHARES                  OPTIONS AT FISCAL YEAR END    OPTIONS AT FISCAL YEAR END
                           ACQUIRED ON     VALUE      --------------------------    --------------------------
NAME                         EXERCISE     REALIZED    EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----                       -----------    --------    -----------  -------------    -----------  -------------
Steven D. Simpson..........         --    $     --        343,334        176,665    $     5,833  $     167,917

Donald J. Baumgartner......      7,102      28,834             --             --             --             --

Karla K. Rosa..............         --          --        105,915         42,396         14,806         19,234

Kerrin Pease...............         --          --         23,021         76,979         19,313        112,838

Bradley J. Surkamer........      7,789      26,460             --             --             --             --

Mark A. Willnerd...........                                21,926         17,583          9,657         12,543



       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding our equity compensation plans as of June 30, 2003:


                                                                                Number of securities remaining
                               Number of securities to   Weighted-average       available for future issuance
                               be issued upon exercise   exercise price of      under equity compensation plans
                               of outstanding options,   outstanding options,   (excluding securities reflected
                               warrants and rights       warrants and rights    in column (a))
Plan category                  (a)                       (b)                    (c)

Equity compensation plans
  approved by security holders      3,268,769(1)             $    9.54                     1,366,130(2)
Equity compensation plans not
  approved by security holders         35,000                $    7.35                            --

Total                               3,303,769                $    9.51                     1,366,130
                                    =========                =========                     =========

(1)  STOCK OPTION PLANS

The aggregate number of shares of common stock for which options may be granted under the 2001 Approved Share Option Scheme is 125,000. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant or at a price determined by our directors. During the years ended June 30, 2003 and 2002, we granted options to purchase 58,466 and 27,150 shares, respectively. At June 30, 2003, 87,382 options were outstanding under the Scheme, of which 31,573 options were exercisable.

The aggregate number of shares of common stock for which options may be granted under the 1998 Stock Plan is 3,325,000. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant or at a price determined by our directors. During the years ended June 30, 2003 and 2002, we granted options to purchase 1,195,309 and 485,750 shares, respectively. At June 30, 2003, 2,325,418 options were outstanding under the 1998 Stock Plan, of which 1,222,153 options were exercisable.

The aggregate number of shares of common stock for which options have been granted under the 1994 Stock Plan is 2,666,667. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant or at a price determined by our directors. During the years ended June 30, 2003 and 2002, there were no options granted under the 1994 Stock Plan. At June 30, 2003, 264,233 options were outstanding and exercisable under the 1994 Stock Plan.

The aggregate number of shares of common stock for which options have been granted under the 1984 Stock Plan is 3,333,333. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant or at a price determined by our directors. During the years ended June 30, 2003 and 2002, there were no options granted under the 1984 Stock Plan. At June 30, 2003, 13,001 options were outstanding and exercisable under the 1984 Stock Plan.

The aggregate number of shares of common stock for which options may be granted under the 1998 Director Option Plan is 250,000. The term of these non-transferable stock options may not exceed ten years. The exercise price is generally the fair market value on the date of grant. During the years ended June 30, 2003 and 2002, we granted options to purchase 45,000 and 37,500 shares, respectively. At June 30, 2003, 172,500 options were outstanding under the Director Plan, of which 120,833 options were exercisable.

RESTRICTED STOCK PLANS

The aggregate number of shares of common stock for which options have been granted under the 1987 Restricted Stock Option Plan is 1,668,334. The term of these non-transferable stock options may not exceed ten years. The terms, such as exercise price of the options, were determined at the date of grant. The plan terminated in September 1997. At June 30, 2003, 406,235 options were outstanding and exercisable under the 1987 Restricted Stock Option Plan.

EMPLOYEE STOCK PURCHASE PLAN

The aggregate number of shares of common stock that are available for issuance under this plan as of June 30, 2003 is 573,840 shares and is included in column
(c). As of June 30, 2003, there have been 1,092,108 shares issued since the plan's inception. The plan provides for annual increases in the number of shares available for issuance on each anniversary date of the plan's adoption equal to the lesser of (i) the number of shares needed to restore the maximum aggregate number of shares available to 700,000, or (ii) an amount determined by the Board of Directors.

(2)  WARRANTS

On January 15, 2002, in connection with obtaining our line of credit with Silicon Valley Bank, we issued stock warrants to purchase 35,000 shares of our common stock at an exercise price of $7.35 per share. The warrants vested immediately upon issuance and expire seven years from the date of the grant.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

In August 2003, we entered into an agreement with Mr. Smelek, the Chairman of our Board of Directors, that provides that we will provide Mr. Smelek $7,500 in lieu of other benefits upon termination of his employment with us, as well as extend the period during which he has to exercise any options to purchase our common stock until the earlier of 12 months after the termination of his service as a director or employee of our company or the date of expiration of the stock options set forth in the agreements governing those options.

In August 2003, we entered into an employment agreement with Charles W. Jepson, our President and Chief Executive Officer, in which we agreed to pay Mr. Jepson an annual base salary of $210,000. Net of salary reductions set by the management team, Mr. Jepson's base salary is expected to be $168,000 per year. Mr. Jepson also has the potential to earn a bonus of $24,500 per quarter and an annual bonus of $42,000 if financial goals are met. We also granted him an option to acquire 213,333 shares of our common stock with a per share exercise price equal to the fair market value of our common stock on the date of grant. Mr. Jepson's option was granted on August 22, 2003 with an exercise price of $5.00 per share. Mr. Jepson's option vests as to 25% of the shares on the first anniversary of grant date and as to 1/48th of the shares monthly thereafter. We also agreed to give Mr. Jepson 14 days notice in the event we terminate him.

In September 2003, we also entered into an amendment to employment agreements with Karla K. Rosa, our Vice President of Finance, Chief Financial Officer and Corporate Secretary, Kerrin Pease, our Vice President of Research and Development, Mark Willnerd, our Vice President of Business Development, and Nigel Doust, our Vice President - Europe, Middle East and Africa (through our subsidiary incorporated under the laws of England and Wales, Extended Systems Bristol Limited).

In the amendments to their respective agreements and Mr. Jepson's employment agreement, we also agreed with each of Ms. Rosa and Messrs. Doust, Jepson, Pease and Willnerd (each an "Executive") as follows. We agreed that in the event that the Executive is terminated without cause or constructively terminated, as such terms are defined below, he or she will be entitled to receive six months of his or her then base salary, $3,000 in lieu of fringe benefits ((pound)6,500 for Mr. Doust), all salary, vacation time and other benefits earned and accrued prior to the date of termination, and a pro rata bonus for the year in which the termination without cause or constructive termination occurs, assuming that the Executive would have received a bonus. The Executive must execute a mutually agreeable release of claims in order to receive the benefits set forth in the preceding sentence.

We also agreed with each Executive that if, within 12 months of a change of control of our company, he or she is terminated without cause or constructively terminated, the Executive will be entitled to receive 12 months of his or her then base salary, $6,000 in lieu of fringe benefits ((pound)13,000 for Mr. Doust), all salary, vacation time and other benefits earned and accrued prior to the date of termination, and a pro rata bonus for the year in which the termination without cause or constructive termination occurs, assuming that the Executive would have received a bonus. The Executive would also be entitled to vesting in full of all options to purchase our common stock then held by him or her and the right, no later than 90 days after his or her termination, to extend the period the Executive has to exercise his or her options to 24 months after his or her termination date. In order to receive the benefits for which the Executive would be eligible following termination without cause or constructive termination after a change in control, the Executive must execute a mutually agreeable release of claims.

We also agreed to pay any excise tax that the Executive may owe if any of the benefits he or she is entitled to receive under the Executive's employment agreement, as amended, are characterized as "excess parachute payments" under
Section 280G of the Internal Revenue Code.

For purposes of the Executive's employment agreements, as amended, constructive termination would occur if one or more of the following events occurred without his or her consent:

     o    the Executive is required to relocate;

     o the Executive's overall compensation package is detrimentally changed or modified other than in connection with a general change or modification in compensation for all of our employees or all of our employees in any particular group or classification that includes him or her, provided that such reduction is temporary, is not more than 20% of base salary and is the result of a decline in our economic condition; however, for purposes of a change in control, neither general changes or modifications or temporary changes are excluded; or

     o the Executive's position, including his or her status as an officer of our company or its parent, or the duties, responsibilities or requirements of his or her position are substantially changed or modified.

For purposes of each Executive's employment agreement, as amended, a change in control would occur if:

     o a person, other than one of our stockholders on the date of the amendment to the agreement, acquires the right to vote more than 20% of the shares entitled to vote at an election of our directors and (A) becomes entitled to vote more than 50% of the votes entitled to be cast at an election of our directors or (B) is otherwise able to appoint, designate or control a majority of our directors;

     o we merge with or are consolidated into any other corporation or entity where our stockholders immediately prior to the merger or consolidation do not hold at least 50% of the voting power of the resulting corporation immediately after the merger or consolidation; or

     o any sale or transfer in a single transaction or series of related transaction of 50% of more of the fair market value of our assets.

We also agreed that if we executed a definitive agreement to cause a change in control and the Executive is terminated prior to the occurrence of the change in control but as a result thereof, he or she is entitled to the benefits set forth above.

REPORT OF THE COMPENSATION COMMITTEE

 You should not deem the information contained in this report to be "soliciting material" or "filed" or incorporated by reference in our future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document that we file under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SUMMARY OF EXECUTIVE COMPENSATION POLICIES
------------------------------------------

Our executive compensation program is designed to:

o    enable us to attract, retain and motivate superior executive personnel;
o    align compensation with business objectives and performance; and
o align incentives for executive officers with the interests of stockholders in maximizing stockholder value.

Our executive compensation program is based on the same principles applicable to compensation decisions for all of our employees.

We are committed to maintaining a compensation program that attracts and retains the most qualified executives in the industry. To ensure that our compensation program is competitive, we regularly compare our compensation practices to those of other leading companies and set parameters based on this review.

Employees, including Named Executive Officers, receive options based on the Compensation Committee's evaluation of Extended Systems' performance and the executive's individual performance. Our Compensation Committee evaluates our performance by reviewing the extent to which we meet our strategic and business plan goals, including such factors as:

o    growth;
o    profitability;
o    performance relative to competitors; and
o    timely new product introductions.

We measure overall individual performance against the following factors:

o    long-term strategic goals;
o    short-term business goals;
o    growth;
o    profitability;
o    the development of employees; and
o    the fostering of teamwork and other values.

We strive to compensate our Named Executive Officers in a manner that is consistent with their peers at comparable companies.

NAMED EXECUTIVE OFFICER COMPENSATION PROGRAM
--------------------------------------------

SALARY. We set a base salary range for each Named Executive Officer by reviewing the base salary for comparable positions within a broad peer group, including companies similar in size and businesses who compete with us in the recruitment and retention of senior personnel. Generally, we set our competitive salary at the midpoint for an executive officer position above the median level of those companies that we survey. We then create a salary range based on this midpoint. The range is designed to place a Named Executive Officer above or below the midpoint, according to that officer's overall individual performance.

In both setting goals and measuring an executive officer's performance against those goals, we take into account the performance of our competitors and general economic and market conditions. None of the factors included in our strategic and business goals are assigned a specific weight. Instead, we recognize that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions.

EQUITY-BASED COMPENSATION. The purpose of our equity-based compensation program is to provide employees, including Named Executive Officers, additional incentive to maximize stockholder value. Option grants to Named Executive Officers under our 1998 Stock Plan and our Scheme are designed to:

o further strengthen the link between executive compensation and stockholder return;
o provide additional incentives to executive officers that are tied to growth of our stock price over time; and
o    encourage continued employment.

Options generally vest over a period of four years and are granted at a price that is equal to the fair market value of our common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION PROGRAM
--------------------------------------------

Steven D. Simpson was our President and Chief Executive Officer from February 1996 to August 2003. The Compensation Committee used the same compensation policy described above to determine Mr. Simpson's fiscal 2003 compensation. In setting both the cash and equity-based elements of Mr. Simpson's compensation, the Compensation Committee made an overall assessment of his leadership in achieving Extended Systems' objectives with respect to financial results and business goals.

CASH COMPENSATION. Mr. Simpson's base salary reflects a consideration of both competitive forces and Extended Systems' performance. We did not assign specific weights to these categories. In determining the amount of Mr. Simpson's salary for fiscal 2003, our Compensation Committee considered the following:

o total cash compensation for chief executive officers at all companies nationally with revenues of less than $100 million as listed in the RADFORD EXECUTIVE COMPENSATION REPORT published by the Radford Division of Aon Consulting in July 2002;
o    cash compensation at other comparable computer software companies;
o our financial results as compared to other companies within the high-technology industry; and
o    our financial performance for fiscal 2002.

As a result of this review, our Compensation Committee concluded that Mr. Simpson's base salary was in the low end of the competitive market, and his total direct compensation (including stock incentives) was competitive for chief executive officers leading companies comparable in size and complexity to us. In January 2001, the Compensation Committee set Mr. Simpson's annual salary at $300,000. No change was made to Mr. Simpson's annual salary in fiscal 2003. In fiscal 2003, his actual salary, net of salary reductions set by the Extended Systems' management team, was $254,375.


EQUITY-BASED COMPENSATION. Our Compensation Committee followed the same policy described above for other executive officers, to determine Mr. Simpson's incentive awards.

On January 16, 2003, our Compensation Committee approved the grant to Mr. Simpson of an option to purchase 75,000 shares of common stock. In determining the size of the option to grant Mr. Simpson, our Compensation Committee reviewed Mr. Simpson's performance, including financial, operational and strategic results for fiscal 2002 as compared with our internal goals and objectives and determined that he had met the majority of the goals and objectives set out for him.

QUALIFYING COMPENSATION
-----------------------

Our Compensation Committee considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly held corporation for certain executive officers' compensation, which exceeds $1 million per person in any taxable year unless it is "performance-based" within the meaning of Section 162(m). Our policy is, to the extent possible, to qualify our executive officers' compensation for deductibility under the applicable tax laws.
                                             Respectfully submitted,

                                            Robert Frankenberg, Chairman
                                              of the Compensation Committee
                                            Archie Clemins
                                            Ralph Godfrey

                          REPORT OF THE AUDIT COMMITTEE

You should not deem the information contained in this report to be "soliciting material" or "filed" or incorporated by reference in our future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document that we file under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The following is the report of our Audit Committee with respect to our audited financial statements for fiscal 2003, included in our 2003 Annual Report on Form 10-K, as well as our unaudited quarterly financial statements for fiscal 2003.

The Audit Committee evaluates audit performance, manages relations with our independent accountants and evaluates policies and procedures relating to internal accounting functions and controls. The Board of Directors has adopted a written charter for the audit committee which details the responsibilities of the Audit Committee, which is attached as Appendix A to this proxy statement. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent accountants. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for fiscal 2003. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed processes that already are in place as well as those that will be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

The Audit Committee also reviewed with our independent accountants, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of our financial reporting and such other matters required to be discussed with the Audit Committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent accountants their independence from management and our company, including the matters in their written disclosures required by Independence Standards Board Statement No. 1.

The Audit Committee further discussed with our independent accountants the overall scope and plans for their audits. The Audit Committee meets periodically with the independent accountants, with and without management present, to discuss the results of the independent accountants' examinations and evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2003, for filing with the SEC.

AUDIT, AUDIT-RELATED AND NON-AUDIT SERVICES AND FEES
----------------------------------------------------

During fiscal 2003, PricewaterhouseCoopers LLP provided Extended Systems with various audit, audit-related and non-audit services. Aggregate fees of approximately $159,000 were billed for professional services rendered for the annual audit and the quarterly reviews of our consolidated financial statements for fiscal 2003. Aggregate fees of approximately $80,000 were billed for professional services related to the registration statement filed on Form S-4 in June 2002 and declared effective in fiscal 2003 and for several registration statements on Form S-8 filed in fiscal 2003. The Audit Committee believes that the provision of non-audit services during fiscal 2003 was compatible with maintaining PricewaterhouseCoopers LLP's independence and determined that such services did not adversely affect PricewaterhouseCoopers LLP's independence.


                                               Respectfully submitted,

                                               John M. Russell, Chairman of the
                                                  Audit Committee
                                               James R. Bean
                                               Jody B. Olson

                              CERTAIN TRANSACTIONS

On January 2, 2001, Extended Systems loaned Ms. Rosa the amount of $21,188. The loan was collateralized by a pledge of common stock, had an interest rate of 5.87% annually and is due on the earlier of (i) December 31, 2004 or (ii) the date of Ms. Rosa's termination of employment. Ms. Rosa paid the loan in full on July 18, 2003. On February 22, 2001, Extended Systems loaned Ms. Rosa the amount of $23,235. The loan was collateralized by a pledge of common stock, had a interest rate of 5.07% annually and is due on the earlier of (i) February 28, 2005 or (ii) the date of Ms. Rosa's termination of employment. Ms. Rosa paid the loan in full on July 18, 2003.

Pursuant to a Separation Agreement dated May 5, 2002, entered into by and between Mr. McMeekin and ViaFone, Inc., which agreement was assumed by us in connection with the acquisition of ViaFone, we paid Mr. McMeekin severance payments totaling approximately $112,500 in equal payments during fiscal 2003.

In January 2003, we entered into a settlement, release and severance agreement with Donald J. Baumgartner, our former Vice President of Marketing, in which we agreed to pay Mr. Baumgartner $77,180, less applicable taxes, in lieu of any other severance payments, and $2,000 in lieu of fringe benefits. Mr. Baumgartner also agreed not to induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for six months from the date of the agreement.

In March 2003, we entered into a settlement, release and severance agreement with Bradley J. Surkamer, our former Vice President of Sales, in which we agreed to pay Mr. Surkamer $69,018, less applicable taxes, in lieu of any other severance payments, and $1,075 in lieu of fringe benefits. Mr. Surkamer also agreed not to induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for six months from the date of the agreement.

In April 2003, we entered into a settlement, release and severance agreement with Fernando Ruarte, our former Vice President of Product Development, in which we agreed to pay Mr. Ruarte $90,000 less applicable taxes, in lieu of any other severance payments, and $2,196 in lieu of fringe benefits. Mr. Ruarte agreed that for a period of six months after his termination, he would not engage in specified activities with our then customers, including soliciting orders from them, or accept employment with any such customer. He also agreed not to induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for six months from the date of the agreement.

In June 2003, we entered into a settlement, release and severance agreement with Raphael Auphan, our former Vice President of European Sales, in which we agreed to pay Mr. Auphan $70,002 less applicable taxes, in lieu of any other severance payments, $18,000 in relocation benefits and $7,760 in lieu of fringe benefits. Mr. Auphan agreed that for a period of six months after his termination, he would not engage in specified activities with our then customers, including soliciting orders from them, or accept employment with any such customer. He also agreed not to induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for six months from the date of the agreement.

In August 2003, we entered into a settlement, release and severance agreement with Steven D. Simpson, our former President and Chief Executive Officer, in which we agreed to pay Mr. Simpson $375,000 less applicable taxes, in lieu of any other severance payments, and $7,500 in lieu of fringe benefits. We also agreed to vest in full all then unvested options to acquire our common stock held by Mr. Simpson and to permit Mr. Simpson to exercise any options held by him for a period of up to 24 months from the date of his termination. Mr. Simpson agreed that for a period of 15 months after his termination, he would not engage in specified activities with our then customers, including soliciting orders from them, or accept employment with any such customer. He also agreed not to induce or attempt to induce any of our employees, consultants or agents to terminate their employment with us for 15 months from the date of the agreement.

                                PERFORMANCE GRAPH

The following graph compares the performance of our common stock with the Nasdaq Stock Market Index (U.S.) and the Russell 2000 Index for the period from June 30, 1998 to June 30, 2003. The graph assumes that $100 was invested on June 30, 1998 in our common stock and in the Nasdaq Stock Market Index and the Russell 2000 Index, and that all dividends were reinvested. We have not declared or paid any dividends on our common stock. You should not consider stockholder returns over the indicated period illustrated below indicative of future stockholder returns.


You should not consider the information contained in the performance graph to be "soliciting material" or consider it as "filed" with the Securities and Exchange Commission. This information should not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless Extended Systems specifically does so.



                        [STOCK PERFORMANCE GRAPH OMITTED]


EXTENDED SYSTEMS INC
                                            Cumulative Total Return
                                ------------------------------------------------
                                 6/98     6/99     6/00    6/01    6/02    6/03

EXTENDED SYSTEMS INCORPORATED   100.00    68.52  1422.22  102.52   49.63   57.78
NASDAQ STOCK MARKET (U.S.)      100.00   143.60   212.29  115.34   78.57   87.24
RUSSELL 2000                    100.00   101.50   116.04  116.80  106.67  104.92

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, executive officers and holders of more than 10% of our outstanding shares of common stock are required to file reports with the Securities and Exchange Commission indicating the number of shares of our common stock they beneficially own and any changes in their beneficial ownership. Directors, executive officers and greater than 10% stockholders are also required to provide copies of these reports to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors, executive officers and greater than 10% stockholders filed all required reports during fiscal 2003, except for the following: Mr. Winterrowd filed a Form 4 late; Messrs. Baumgartner, Surkamer, Pease, Willnerd, Smelek, Russell, Jepson, Katsaros and Wald and Ms. Rosa each filed a Form 4 late; and Mr. Simpson filed another Form 4 late.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

You are entitled to present proposals for action at an annual meeting if the proposals comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. If you intend to present proposals to our stockholders for consideration at our 2004 Annual Meeting, our Corporate Secretary must receive your proposals no later than July 8, 2004, in order for us to include the proposals in the proxy statement and form of proxy relating to that meeting.

If you intend to submit a proposal for consideration at the 2004 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must do so no later than August 7, 2004. If you fail to comply with this foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2004 Annual Meeting, without any discussion of the matter in the proxy statement.


                                  OTHER MATTERS

We are not aware of any business to be presented at the 2003 Annual Meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxy holders see fit.

You can contact us at:

5777 North Meeker Ave.
Boise, Idaho 83713
Attn: Investor Relations
208-322-7575
xtnd@extendsys.com

It is important that your shares be represented at the 2003 Annual Meeting, regardless of the number of shares that you hold, therefore, we urge you to execute and return, at your earliest convenience, the accompanying proxy card in the envelope provided.

                                                         THE BOARD OF DIRECTORS

Dated: October 28, 2003

                                   APPENDIX A
                          CHARTER OF AUDIT COMMITTEE OF
                         EXTENDED SYSTEMS, INCORPORATED

CHARTER
-------

Our Audit Committee is governed by the following charter.

CHARTER FOR THE AUDIT COMMITTEE

PURPOSE
-------

The Audit Committee will make such examinations as are necessary to:

o monitor the corporate financial reporting and external audits of Extended Systems Incorporated and its subsidiaries (the "Company");
o provide to the Board of Directors the results of its examinations and recommendations derived therefrom;
o outline to the Board improvements made, or to be made, in internal accounting controls;
o    nominate independent auditors; and
o provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP
----------

The Audit Committee will consist of at least three (3) members of the Board, all of whom shall be independent directors, in accordance with the rules of the Nasdaq National Market. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors.

RESPONSIBILITIES
----------------

The responsibilities of the Audit Committee shall include:

o reviewing on a continuing basis the adequacy of the Company's system of internal controls;
o    reviewing the independent auditors' proposed audit scope and approach;
o conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;
o    reviewing the performance of the independent auditors;
o recommending the appointment of independent auditors to the Board of Directors;
o reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;
o reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;
o overseeing compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities;
o reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;
o reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;
o Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;
o if necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

o    reviewing related party transactions for potential conflicts of interest;
     and
o performing other oversight functions as requested by the full Board of Directors.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS
--------

The Audit Committee will meet at least two (2) times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

MINUTES
-------

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS
-------

The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

                                   APPENDIX B


                          EXTENDED SYSTEMS INCORPORATED

                                 1998 STOCK PLAN


           1. Purposes of the Plan. The purposes of this Stock Plan are:

                     o to attract and retain the best available personnel for positions of substantial responsibility,

                     o to provide additional incentive to Employees, Directors and Consultants, and

                     o   to promote the success of the Company's business.

           Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

           2. Definitions. As used herein, the following definitions shall apply:

                     (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                     (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                     (c) "Board" means the Board of Directors of the Company.

                     (d) "Code" means the Internal Revenue Code of 1986, as amended.

                     (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                     (f) "Common Stock" means the common stock of the Company.

                     (g) "Company" means Extended Systems Incorporated, a Delaware corporation.

                     (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                     (i) "Director" means a member of the Board.

                     (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service
Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                     (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                               (i) If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                               (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

                               (iii) In the absence of an established market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                     (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

                     (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                     (r) "Option" means a stock option granted pursuant to the Plan.

                     (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                     (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                     (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                     (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                     (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                     (x) "Plan" means this 1998 Stock Plan.

                     (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                     (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                     (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                     (bb) "Section 16(b)" means Section 16(b) of the Exchange
Act.

                     (cc) "Service Provider" means an Employee, Director or Consultant.

                     (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                     (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                     (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

           3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

                     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

           4. Administration of the Plan.

                     (a) Procedure.

                               (i) Multiple Administrative Bodies. The Plan may
be administered by different Committees with respect to different groups of Service Providers.

                               (ii) Section 162(m). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                               (iii) Rule 16b-3. To the extent desirable to
qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                               (iv) Other Administration. Other than as provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the

Administrator shall have the authority, in its discretion:

                               (i) to determine the Fair Market Value;

                               (ii) to select the Service Providers to whom
Options and Stock Purchase Rights may be granted hereunder;

                               (iii) to determine the number of shares of Common
Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                               (iv) to approve forms of agreement for use under
the Plan;

                               (v) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                               (vi) to reduce the exercise price of any Option
or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                               (vii) to institute an Option Exchange Program;

                               (viii) to construe and interpret the terms of the
Plan and awards granted pursuant to the Plan;

                               (ix) to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                               (x) to modify or amend each Option or Stock
Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                               (xi) to allow Optionees to satisfy withholding
tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                               (xii) to authorize any person to execute on
behalf of the Company any instrument required to effect the grant of an Option or Stock
Purchase Right previously granted by the Administrator;

                               (xiii) to make all other determinations deemed
necessary or advisable for administering the Plan.

                     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

           5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

           6. Limitations.

                     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                     (c) The following limitations shall apply to grants of
Options:

                               (i) No Service Provider shall be granted, in any
fiscal year of the Company, Options to purchase more than 750,000 Shares.

                               (ii) In connection with his or her initial
service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

                               (iii) The foregoing limitations shall be adjusted
proportionately in connection
with any change in the Company's capitalization as described in Section 13.

                               (iv) If an Option is cancelled in the same fiscal
year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

           7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the date that the Company's registration statement on Form S-1 for the purpose of effecting the initial public offering of the Common Stock becomes effective under the Securities Act of 1933, as amended. It shall continue in effect for a term of ten (10) years unless terminated earlier under
Section 15 of the Plan.

           8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

           9. Option Exercise Price and Consideration.

                     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                               (i) In the case of an Incentive Stock Option

                                         (A) granted to an Employee who, at the
time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                         (B) granted to any Employee other than
an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                               (ii) In the case of a Nonstatutory Stock Option,
the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                               (iii) Notwithstanding the foregoing, Options may
be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

                     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                               (i) cash;

                               (ii) check;

                               (iii) promissory note;

                               (iv) other Shares which (A) in the case of Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                               (v) consideration received by the Company under a
cashless exercise program implemented by the Company in connection with the Plan;

                               (vi) a reduction in the amount of any Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                               (vii) any combination of the foregoing methods of
payment; or

                               (viii) such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

           10. Exercise of Option.

                     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

                               An Option may not be exercised for a fraction of
a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                               Exercising an Option in any manner shall decrease
the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

           11. Stock Purchase Rights.

                     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                     (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

           12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

           13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

           14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

           15. Amendment and Termination of the Plan.

                     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                     (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

           16. Conditions Upon Issuance of Shares.

                     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

           17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

           18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

           19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                          EXTENDED SYSTEMS INCORPORATED

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT


           Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

           You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

           Grant Number                   _________________________

           Date of Grant                  _________________________

           Vesting Commencement Date      _________________________

           Exercise Price per Share      $_________________________

           Total Number of Shares Granted _________________________

           Total Exercise Price          $_________________________

           Type of Option:                ___     Incentive Stock Option

                                          ___     Nonstatutory Stock Option

           Term/Expiration Date:  _________________________


     Vesting Schedule:

           This Option may be exercised, in whole or in part, in accordance with the following schedule:

           25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period:

           This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

           1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

           2. Exercise of Option.

                     (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

                     (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Karla K. Rosa, Chief Financial Officer of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

           3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                     (a) cash; or

                     (b) check; or

                     (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                     (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares][; or

                     (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

           4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

           5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

           6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                     (a) Exercising the Option.

                               (i) Nonstatutory Stock Option. The Optionee may
incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                               (ii) Incentive Stock Option. If this Option
qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

                     (b) Disposition of Shares.

                               (i) NSO. If the Optionee holds NSO Shares for at
least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                               (ii) ISO. If the Optionee holds ISO Shares for at
least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                     (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

           7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Idaho.

           8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

           By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                  EXTENDED SYSTEMS INCORPORATED



-----------------------------------        ------------------------------------
Signature                                  By

-----------------------------------        ------------------------------------
Print Name                                 Title

-----------------------------------
Residence Address

-----------------------------------

                                CONSENT OF SPOUSE
                                -----------------

           The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                      ------------------------------
                                      Spouse of Optionee

                                    EXHIBIT A
                                    ---------

                          EXTENDED SYSTEMS INCORPORATED

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE


Extended Systems Incorporated
5777 Meeker Avenue
Boise, Idaho 83713


Attention:  [                ]

           1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Extended Systems Incorporated (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated , 19___ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

           2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

           3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

           4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in [Section 13] of the Plan.

           5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

           6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Idaho.


Submitted by:                                   Accepted by:

PURCHASER:                                      EXTENDED SYSTEMS INCORPORATED


----------------------------------              --------------------------------
Signature                                       By

----------------------------------              --------------------------------
Print Name                                      Its


Address:                                        Address:
-------                                         -------

_________________________________               Extended Systems Incorporated
_________________________________               5777 Meeker Avenue
_________________________________               Boise, Idaho 83713


                                                --------------------------------
                                                Date Received

                                    EXHIBIT B
                                    ---------

                               SECURITY AGREEMENT



           This Security Agreement is made as of __________, 19___ between Extended Systems Incorporated, a Delaware corporation ("Pledgee"), and _________________________ ("Pledgor").


                                    Recitals
                                    --------

           Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 1998 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

           NOW, THEREFORE, it is agreed as follows:

           1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the Idaho Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

           The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

           2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                     a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                     b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

                     c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

           3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

           4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

           5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

           6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                     a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                     b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

           In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Idaho Commercial Code.

            7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

           8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

           9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

           10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

           11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

           12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

           13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

           14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of Idaho.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



           "PLEDGOR"           _________________________________
                               Signature

                               _________________________________
                               Print Name

                      Address: _________________________________

                               _________________________________


           "PLEDGEE"           Extended Systems Incorporated, a Delaware
                               corporation


                               _________________________________
                               Signature

                               _________________________________
                               Print Name

                               _________________________________
                               Title


           "PLEDGEHOLDER"      _________________________________
                               Secretary of Extended Systems Incorporated

                                    EXHIBIT C
                                    ---------

                                      NOTE


$_______________                                           Boise, Idaho
                                                           ______________, 19___

           FOR VALUE RECEIVED, _______________ promises to pay to Extended Systems Incorporated, a Delaware corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

           Principal and interest shall be due and payable on __________, 19___. Payment of principal and interest shall be made in lawful money of the United States of America.

           The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

           This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

           The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

           In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

           Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                ------------------------------------

                                ------------------------------------

                          EXTENDED SYSTEMS INCORPORATED
                                 1998 STOCK PLAN
                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT


           Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

           You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

           Grant Number                        _________________________

           Date of Grant                       _________________________

           Price Per Share                    $_________________________

           Total Number of Shares Subject      _________________________
             to This Stock Purchase Right

           Expiration Date:                    _________________________


           YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1998 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                 EXTENDED SYSTEMS INCORPORATED


---------------------------              --------------------------------
Signature                                By

---------------------------              --------------------------------
Print Name                               Title

                                   EXHIBIT A-1

                          EXTENDED SYSTEMS INCORPORATED
                                 1998 STOCK PLAN
                       RESTRICTED STOCK PURCHASE AGREEMENT

           Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

           WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

           WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

           NOW THEREFORE, the parties agree as follows:

           1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

           2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

           3. Repurchase Option.

                     (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by cancelling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

                     (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

           4. Release of Shares From Repurchase Option.

                     (a) _______________________ percent (______%) of the Shares shall be released from the Company's Repurchase Option [one year] after the Date of Grant and __________________ percent (______%) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

                     (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

                     (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see
Section 6).

           5. Restriction on Transfer. Except for the escrow described in
Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

           6. Escrow of Shares.

                     (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

                     (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

                     (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

                     (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

                     (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

           7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

           THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

           8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

           9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

                     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

           10. General Provisions.

                     (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of Idaho. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

                     (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

                     (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                     (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

                     (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                     (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

           By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:  _____________________

PURCHASER:                               EXTENDED SYSTEMS INCORPORATED

------------------------------           ----------------------------------
Signature                                By

------------------------------           ----------------------------------
Print Name                               Title

                                   EXHIBIT A-2
                                   -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



           FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto (__________) shares of the Common Stock of Extended Systems Incorporated standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

           This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19


                                   Signature:__________________________








INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-3
                                   -----------

                            JOINT ESCROW INSTRUCTIONS
                            -------------------------


                                                                  _______, 19

Corporate Secretary
Extended Systems Incorporated
5777 Meeker Avenue
Boise, Idaho 83713



Dear                  :
     -----------------

           As Escrow Agent for both Extended Systems Incorporated, a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

           1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

           2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

           3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

           4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

           5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

           6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

           7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

           8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

           9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

           10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

           11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

           12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

           13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

           14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

           15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


                     COMPANY:            Extended Systems Incorporated
                                         5777 Meeker Avenue
                                         Boise, Idaho 83713

                     PURCHASER:


                     ESCROW AGENT:       Corporate Secretary
                                         Extended Systems Incorporated
                                         5777 Meeker Avenue
                                         Boise, Idaho 83713

           16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

           17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

           18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of Idaho.

                                          Very truly yours,

                                          EXTENDED SYSTEMS INCORPORATED


                                          -------------------------------------
                                          By

                                          -------------------------------------
                                          Title

                                          PURCHASER:

                                          -------------------------------------
                                          Signature

                                          -------------------------------------
                                          Print Name


ESCROW AGENT:


-------------------------------------
Corporate Secretary

                                   EXHIBIT A-4
                                   -----------

                                CONSENT OF SPOUSE
                                -----------------


           I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Extended Systems Incorporated, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19


                                       ------------------------------
                                       Signature of Spouse

                                   EXHIBIT A-5
                                   -----------

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

          NAME:                          TAXPAYER:           SPOUSE:

          ADDRESS:

          IDENTIFICATION NO.:            TAXPAYER:           SPOUSE:

          TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of Extended Systems Incorporated (the "Company").

3.        The date on which the property was transferred is: _______, 19__.

4.        The property is subject to the following restrictions:

          The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

          $_______________.

6.        The amount (if any) paid for such property is:

          $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ___________________, 19____   _________________________________
                                     Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ___________________, 19____   _________________________________
                                     Spouse of Taxpayer

                                   APPENDIX C

                               AMENDMENT NUMBER 1

                  EXTENDED SYSTEMS INCORPORATED 1998 STOCK PLAN


Extended Systems Incorporated, pursuant to and in accordance with the provisions of Section 15 of the Extended Systems Incorporated 1998 Stock Plan, does hereby amend said Plan, effective as of January 23, 2001, as follows:


Section 2, paragraph (m), titled "Fair Market Value", subparagraph (i), is replaced in its entirety with the following sentence:


      "If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;"

                                   APPENDIX D

                          EXTENDED SYSTEMS INCORPORATED

                            1998 DIRECTOR OPTION PLAN
                            (adopted December, 1997)
                    (approved by stockholders January, 1998)
                     (amended and restated January 23, 2001)
                     (amended and restated October 15, 2003)

         1. Purposes of the Plan. The purposes of this 1998 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Annual Meeting of Stockholders" means the annual meeting of stockholders held each year on a date and at a time designated by the Board and as defined in the Company's bylaws.

                  (b) "Audit Committee" means the audit committee of the Board or any successor committee of the Board performing similar functions.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Common Stock" means the Common Stock of the Company, par value $0.001 per share.

                  (f) "Company" means Extended Systems Incorporated, a Delaware corporation.

                  (g) "Compensation Committee" means the compensation committee of the Board of any successor committee of the Board performing similar functions.

                  (h) "Director" means a member of the Board.

                  (i) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
                  stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair

                  Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
                  recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (iii) In the absence of an established market for the
                  Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (l) "Inside Director" means a Director who is an Employee.

                  (m) "Option" means a stock option granted pursuant to the Plan.

                  (n) "Optioned Stock" means the Common Stock subject to an Option or Restricted Stock award.

                  (o) "Optionee" means a Director who holds an Option.

                  (p) "Outside Director" means a Director who is not an Employee.

                  (q) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (r) "Plan" means this 1998 Director Option Plan.

                  (s) "Restricted Stock" means a grant of Shares subject to a forfeiture restriction that lapses over time.

                  (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan,

                  (u) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan.

                  (a) Plan Pool. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be granted as Restricted Stock or optioned and sold pursuant to an Option under the Plan is 250,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

                  (b) Shares Returned to Pool. Unless the Plan has previously been terminated, the following events will result in Shares being returned to the Pool to be available for future grant under the Plan:

                           (i) An Option expires or becomes unexercisable
                  without having been exercised in full;

                           (ii) Unvested Restricted Stock is forfeited; and

                           (iii) Shares tendered to the Company to exercise an
                  Option.

                           Shares that have actually been issued under the Plan
                  shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of Options under the Plan.

                  (a) Procedures for Grant. The provisions set forth in this
         Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person shall have any discretion to select
                  which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           (ii) Initial Board Grant. Each Outside Director shall
                  be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which the later of the following events occurs:

                                    (A) the effective date of this Plan, as
                           determined in accordance with Section 6 hereof, or

                                    (B) the date on which such person first
                           becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                           (iii) Annual Board Option Grant. Each Outside
                  Director shall be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                           (iv) 2003 Transition Option Grant. Each Outside
                  Director appointed by the Board to fill a vacancy after July 1, 2003 who is also elected by the stockholders of the Company at the Company's 2003 Annual Meeting of Stockholders shall be automatically granted an Option to purchase 5,000 Shares (a "Transition Option") on the date of the Company's 2003 Annual Meeting of Stockholders provided he or she is then an Outside Director.

                           (v) Annual Board Restricted Stock Grant. Each Outside
                  Director shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $16,000 by (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                           (vi) Annual Chairman of the Board Restricted Stock
                  Grant. The Chairman of the Board of Directors shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $20,000 by (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                           (vii) Annual Chairman of the Audit Committee
                  Restricted Stock Grant. The Chairman of the Audit Committee Board of Directors shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $12,500 by
                  (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                           (viii) Annual Chairman of the Compensation Committee
                  Restricted Stock Grant. The Chairman of the Audit Committee Board of Directors shall be automatically granted a number of Shares of Restricted Stock on the date of the Company's Annual Meeting of Stockholders, determined by dividing (a) $7,500 by
                  (b) the Fair Market Value of a Share on the date of the Company's Annual Meeting of Stockholders of each year provided he or she is then an Outside Director.

                           (ix) Notwithstanding the provisions of subsections
                  (ii) and (iii) hereof, any exercise of an Option granted or vesting of a Restricted Stock grant before the Company has obtained stockholder approval of the Plan in accordance with
                  Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof

                           (x) First Option Terms. The terms of a First Option
                  granted hereunder shall be as follows:

                                    (A) the term of the First Option shall be
                           ten (10) years.

                                    (B) the First Option shall be exercisable
                           only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof

                                    (C) the exercise price per Share shall be
                           100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                                    (D) subject to Section 10 hereto the First
                           Option shall be exercisable, in whole or in part, according to the following vesting schedule: 33% of the total Shares subject to option shall vest twelve months after the date of grant, and 1/36 of the Shares subject to the First Option shall vest each month thereafter subject to the Optionee continuing to be a Director.

                           (xi) Subsequent Option Terms. The terms of a
                  Subsequent Option granted hereunder shall be as follows:

                                    (A) term of the Subsequent Option shall be
                           ten (10) years.

                                    (B) the Subsequent Option shall be
                           exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof

                                    (C) the exercise price per Share shall be
                           100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                                    (D) subject to Section 10 hereto the
                           Subsequent Option shall become vested and exercisable, in whole or in part, on the earlier of the first anniversary of the date of grant of the Subsequent Option or the date of the next Annual Meeting of Stockholders, provided that the Optionee continues to serve as a Director on such dates.

                           (xii) 2003 Transition Option Terms. The terms of a
                  2003 Transition Option granted hereunder shall be as follows:

                                    (A) term of the 2003 Transition Option
                           Option shall be ten (10) years.

                                    (B) the 2003 Transition Option shall be
                           exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof

                                    (C) the exercise price per Share shall be
                           100% of the Fair Market Value per Share on the date of grant of the 2003 Transition Option. In the event that the date of grant of the 2003 Transition Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                                    (D) subject to Section 10 hereto the 2003
                           Transition Option shall become vested and exercisable, in whole or in part, on the earlier of the first anniversary of the date of grant of the 2003 Transition Option or the date of the next Annual Meeting of Stockholders, provided that the Optionee continues to serve as a Director on such dates.

                                    (xiii) Vesting of Restricted Stock. Subject
                           to Section 10 hereto, Restricted Stock granted hereunder shall vest according to following vesting schedule: 33% of the total Shares subject to option shall vest on each of the first three anniversary dates of the restricted stock grant. In the event that the Optionee has attended at least 75% of all Board meetings (for Annual Board Restricted Stock grant and Annual Chairman of the Board of Directors Restricted Stock grant), Audit Committee meetings (for Annual Chairman of the Audit Committee Restricted Stock Grant) and Compensation Committee meetings (for Annual Chairman of the Compensation Committee Restricted Stock grant), held during the past year, as applicable, the Restricted Stock shall vest, in whole, on the earlier of the first anniversary of the date of grant of the Restricted Stock or the date of the next Annual Meeting of Stockholders, provided that the Optionee continues to serve as a Director on such dates.

                           (xiii) In the event that any Option or Restricted
                  Stock granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options and issued under Restricted Stock grants to exceed the Pool then the remaining Shares available for grant shall be granted to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options and Restricted Stock may be granted only to Outside Directors. All Options and Restricted Stock shall be automatically granted in accordance with the terms set forth in Section 4 hereof

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

         6. Term of Plan. The Plan shall become effective upon the date of the effectiveness that the Company's registration statement for the purpose of effecting the initial public offering of the Common Stock becomes effective under the Securities Act of 1933, as amended (the Securities Act"). It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of:

         (i)      cash, or

         (ii)     check, or

         (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan provided that Optionee is eligible to participate in such cashless exercise program, as determined in the sole discretion of the Company; or

         (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

         (v) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or

         (vi)     any combination of the foregoing methods of payment.

         8. Exercise of Option.

                  (a) Procedure for Exercise: Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof, provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with
         Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside

         Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

                  (c) Termination of Continuous Status as a Director. Subject to
         Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate. Unvested Restricted Stock held by a Director on the date of such termination shall be forfeited.

                  (d) Disability of 0ptionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten 10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate. Unvested Restricted Stock held by a Director on the date of such termination shall be forfeited.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (IO) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate. Unvested Restricted Stock held by a Director on the date of such termination shall be forfeited.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option or Restricted Stock qward, the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Restricted Stock awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Restricted Stock award, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number.of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Restricted Stock award.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options and Restricted Stock awards may be assumed or equivalent options and Restricted Stock awards may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option or Restricted Stock award is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in
         Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option or Restricted Stock award shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

                  If the Successor Corporation does not assume an outstanding Option or Restricted Stock award or substitute for it an equivalent option or award, the Option or Restricted Stock award shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

                  For the purposes of this Section 10(c), an Option or Restricted Stock award shall be considered assumed if, following the merger or sale of assets, the Option or Restricted Stock award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Restricted Stock award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation provide for the consideration to be received upon the exercise or vesting of the Option or Restricted Stock award, for each Share of Optioned Stock subject to the Option or Restricted Stock award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Restricted Stock already granted and such Options and Restricted Stock shall remain in full force and effect as if this Plan had not been amended or terminated,

         12. Time of Granting Options and Restricted Stock. The date of grant of an Option or Restricted Stock grant shall, for all purposes, be the date determined in accordance with Section 4 hereof

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted Stock unless the issuance and delivery of such Shares pursuant thereto, and in the case of an Option, the exercise of such Option shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option or Restricted Stock Agreement. Options and or Restricted Stock awards shall be evidenced by written agreements in such form as the Board shall approve.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                   APPENDIX E

                   RULES OF THE EXTENDED SYSTEMS INCORPORATED
                        2001 APPROVED SHARE OPTION SCHEME
                        ---------------------------------

1.       DEFINITIONS AND INTERPRETATION

1.1 In these Rules the following words and expressions have the following meanings:

         "ADOPTION DATE" the date on which the Scheme is adopted by the Company in general meeting.

         "APPROPRIATE PERIOD" means:

         (a) in a case to which rule 7.1 applies, the period of six months commencing on the date when the person making the offer referred to in that rule obtains Control of the Company and any conditions subject to which the offer is made have been satisfied;

         (b) in a case falling within rule 7.2, the period of six months commencing on the date on which the court sanctions the compromise or arrangement described in rule 7.2.

         "ASSOCIATED COMPANY" the meaning given in Section 416 of ICTA.

         "BOARD" the Board of Directors of the Company or, save for the purposes of rule 11.4, the Committee or any other duly constituted committee of the said Board of Directors.

         "COMPANY" Extended Systems Incorporated is registered in the State of Delaware in the United States of America and whose head office is situated at 5777 N. Meeker Avenue, Boise, Idaho 83713, USA.

         "COMMITTEE" the remuneration committee from time to time of the Board.

         "CONTROL" the meaning given in Section 840 of ICTA 1988.

         "DATE OF GRANT" in relation to any Option the date on which that Option is, was, or is to be granted under the Scheme.

         "ELIGIBLE EMPLOYEE" any director of any Participating Company who is required to devote to his duties not less than 25 hours per week (excluding meal breaks) or any employee (other than one who is a director) of any Participating Company, provided that the director or employee is not precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

         "EXERCISE PRICE" means the price at which each Share subject to an Option may be acquired, being (subject to Rule 9) not less than the Market Value of a Share on the Date of Grant, provided that, if Shares are to be subscribed, the Exercise Price will be not less than the nominal value of a Share.

         "EXTENDED SYSTEMS INCORPORATED GROUP" means Extended Systems Incorporated and its subsidiaries from time to time.

         "INDEMNIFIED PERSONS" the Company or any member of the group of companies of which the Company is a member (a "Group Company"), any associated company, any trustee of an employee benefit trust established in respect of the Company, and/or any Group Company, and/or associated company.

         "INDEMNITY" the indemnification to the extent it is permitted by law given by the Optionholder (or, as the case may be his personal representative(s)) to the Indemnified Persons on the exercise of an Option in whole or in part, to indemnify and keep indemnified the Indemnified Persons in respect of any charges, tax or liability charged to suffered or incurred by the Indemnified Persons that relates to the liability of the Optionholder arising from the grant, exercise or cancellation of any Option or related rights under this scheme.

         "ICTA" the Income and Corporation Taxes Act 1988 which applies to Optionholders in the United Kingdom.

         "MARKET VALUE" in relation to a Share on any day means the market value of a Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed on or before that day with the Shares Valuation Division of the Inland Revenue.

         "MATERIAL INTEREST" the meaning given in section 187(3) ICTA.

         "INSIDER DEALING CODE" means any legislation in the United States (US) or outside the US or agreement, arrangement, condition or contract adopted or entered into by, or which regulates the Company and its employees or directors in relation to insider dealing.

         "OFFICIALLY LISTED" means admitted to the Official List of the UK Listing Authority and admitted to trading by the Stock Exchange.

         "OPTION" a right to acquire Shares granted (or to be granted) in accordance with the rules of this Scheme.

         "OPTION CERTIFICATE" a certificate issued to an Optionholder in accordance with rule 2.

         "OPTION PERIOD" a period between the first vesting period mentioned in the Vesting Schedule and tenth anniversary of the Date of Grant.

         "OPTIONHOLDER" an individual to whom an Option (including, without limitation, a New Option as defined in Rule 8) has been granted or to his Personal Representatives.

         "PARTICIPATING COMPANY" the Company and any other company situated in the United Kingdom of which the Company has Control.

         "PERSONAL REPRESENTATIVES" in relation to an Optionholder, the Optionholder's legal personal representatives (being either the executors of his will to whom a valid grant of probate has been made or the duly appointed administrators of his estate) who in either case have provided the Board with satisfactory evidence of their appointment.

         "RULES" means the rules of the Scheme as from time to time amended. "SCHEDULE 9" Schedule 9 ICTA 1988.

         "SCHEME" The Extended Systems Incorporated Approved Share Option Scheme as constituted and governed by these Rules as from time to time amended.

         "SHARE" an ordinary share in the capital of the Company which satisfies the conditions specified in paragraphs 10-14 inclusive of Schedule 9.

         "STOCK EXCHANGE" the Nasdaq National Market or The Nasdaq Small Capital Market of The Nasdaq Stock Market.

         "SUBSISTING OPTION" an Option which has neither lapsed nor been exercised.

         "VESTING SCHEDULE" means a schedule which specifies the percentage of Shares in respect of which an Option shall become exerciseable at different times during the Option Period.

1.2 Where the context so admits the singular shall include the plural and vice versa and the masculine shall include the feminine.

1.3 Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

1.4      References to rules are to the rules of this Scheme.

2.       GRANT OF OPTIONS

2.1 Subject to earlier termination of the Scheme by the Company and subject to the Scheme having been approved by the Commissioners of the Inland Revenue pursuant to Schedule 9, at any time or times and in any case not earlier than the Adoption Date nor later than the tenth anniversary thereof the Board may in its absolute discretion select any individual who is an Eligible Employee and grant that Eligible Employee an Option by issuing to him an Option Certificate in such manner as shall take effect as a legally binding agreement and which is signed by the Corporate Secretary and Chief Executive Officer. The Option Certificate will form part of the Rules, and shall be in such form as the Board shall determine from time to time (subject to the approval of the Inland Revenue and shall state:

         2.1.1    the Date of Grant;

         2.1.2    the number of Shares subject to the Option;

         2.1.3    the Exercise Price in respect of each Share under the Option;

         2.1.4 any performance-related conditions or other conditions ("the Conditions") to which the exercise of the Option is subject; and

         2.1.5    any Vesting Schedule.

2.2 For the avoidance of doubt the grant of an Option in accordance with Rule 2.1 can, subject to Rule 2.6, be made at any time to an Eligible Employee.

2.3 Each Eligible Employee to whom an Option is granted may within 30 days of the Date of Grant accept the Option by signing and returning one copy of the Option Certificate to the Company, or such other person as the Company shall direct. In the absence of such acceptance, the Option will be deemed never to have been granted under the Scheme.

2.4 The maximum number of Shares over which that individual may be granted an Option will be determined at the absolute discretion of the Board subject to Rule 4.

2.5 The exercise of any Option granted pursuant to Rule 2.1 shall be subject always to the Company achieving the appropriate objective performance criteria as determined by the Company in accordance with the Rule 3 (performance related conditions of exercise).

2.6      No Option shall be granted:

         2.6.1 to any Optionholder at a time when it would be in breach of the Insider Dealing Code;

         2.6.2 after the earlier of the expiry of the period of ten years from the Adoption Date and the termination of the Plan by a resolution of the Board or of the Company in general meeting;

2.7 The maximum period between the determination of the Market Value of the Shares which is used to calculate the Exercise Price and the date of grant of an Option is thirty days.

2.8 No Option may be transferred, assigned or charged (save for any transfer or assignment to the Personal Representatives of an Optionholder who has died) and any purported transfer, assignment or charge shall cause the Option to lapse immediately. Each Option certificate shall carry a statement to this effect.

2.9      Optionholders are not required to pay for the grant of an Option.

3.       PERFORMANCE-RELATED CONDITIONS OF EXERCISE

3.1 Subject to the following provisions of this Rule 3, the Board may, at its discretion, determine that the vesting and/or exercise of any Option shall be conditional upon the satisfaction of such objective criteria relating to the performance of the Company and/or any Associated Company and/or the Optionholder as the Board may decide at the Date of Grant.

3.2 Any conditions imposed in accordance with Rule 3.1 that relate to the vesting of an Option may provide for that Option to vest at such times and in such proportions as the Board may determine.

3.3 No Conditions shall be determined or amended in relation to any Option granted to a director of any Participating Company without the consent of the Committee.

3.4 The Board may amend any Conditions to which a Subsisting Option is subject if events occur which cause the Board acting fairly and reasonably to consider that:

         3.4.1 the Conditions provide a materially less effective incentive than they did at the Date of Grant; or

         3.4.2 the Conditions are no longer appropriate following the occurrence of any event involving the Company, any Associated Company or the Optionholder (including, without limitation any event described in Rules 7 or 8); and

         3.4.3 in either case, the amended Conditions are no more difficult to satisfy than the original Conditions when first set.

4.       INDIVIDUAL LIMITS ON OPTION GRANTS

4.1 Any Option granted to an Eligible Employee shall be limited and take effect so that the aggregate Market Value of the Shares subject to that Option, when aggregated with:

         4.1.1    the Market Value of Shares subject to Subsisting Options; and

         4.1.2 the aggregate market value of any shares which the Eligible Employee may acquire by exercising options granted under any other scheme which has been established by the Company or any Associated Company and approved under Schedule 9 (other than any savings-related option scheme)

         does not exceed (pound)30,000, or such other limit imposed from time to time under paragraph 28(1) of Schedule 9.

         For the purposes of this Rule 4, the market value of shares shall be calculated as at the time the options in relation to those Shares were granted or such earlier time as may have been agreed with the Inland Revenue.

5.       SCHEME LIMITS

         The Board will decide the maximum number of Shares which may be placed under Option under this Scheme.

6.       EXERCISE OF OPTIONS

6.1 Subject to Rule 7 and Rule 8 but notwithstanding the remaining provisions of this Rule 6, no Option may be exercised at any time unless any Conditions to which that Option is subject have been satisfied.

6.2 If the exercise of Options or the allotment or transfer of Shares to an Optionholder could be in contravention of the Insider Dealing Code, or any securities, exchange control, tax or other laws which may be applicable to the Extended Systems Incorporated Group, or any Optionholder, such exercise, allotment or transfer shall be deferred until such time when such exercise, allotment or transfer would not be in contravention of the above. The Option may be exercised and/or the Shares allotted or transferred to the Optionholder as soon as reasonably practicable following the first date on which the exercise, allotment or transfer would not be in such contravention.

6.3 If and so long as the Shares are listed on the Stock Exchange or any other stock exchange, the Company shall apply for any Shares allotted under this Scheme to be admitted to the list of such exchange.

6.4 Every exercise of an Option, whether in whole or in part must comply with the provisions of Rule 10.

6.5 Any Option which has not lapsed may in accordance with any Vesting Schedule be exercised in whole or in part at any time following the earliest of the following events:

         6.5.1    the commencement of the relevant Option Period;

         6.5.2    the death of the Optionholder;

         6.5.3 the Optionholder ceasing to be a director or employee of any Participating Company by reason of injury, disability or ill health (evidenced to the satisfaction of the Board);

         6.5.4 redundancy or retirement on reaching age 65 or any earlier age at which he is bound to retire in accordance with the terms of his contract of employment or in the case of a non-executive director his letter of appointment;

         6.5.5 the date of any resolution by the Board to allow the exercise of an Option by any Optionholder who has ceased to be a director or employee of any Participating Company for any reason other than one specified in Rules 6.5.3 and 6.5.4.

         6.5.6    the occurrence of the event specified in Rule 7.

6.6      An Option shall lapse on the earliest of the following events:

         6.6.1 the day immediately before the tenth anniversary of the Date of the Grant;

         6.6.2 the day immediately before the first anniversary of the Optionholder's death;

         6.6.3 the day immediately before the first anniversary of the date the Optionholder ceased to be a director or employee of any participating Company for any reason specified in Rule 6.5.3;

         6.6.4 three months after the date on which an Optionholder has ceased to be a director or employee of any Participating Company for any reason specified in Rule 6.5.4;

         6.6.5 unless the Board has previously resolved under Rule 6.5.5 that the Option may be exercised, the date on which an Optionholder ceases to be a director or employee of any Participating Company other than by reason referred to in Rules 6.5.3 or
                  6.5.4 above;

         6.6.6 the expiry of the period specified by the Board in a resolution made pursuant to Rule 6. 5.5 as the period during which the Option may be exercised;

         6.6.7 unless a release has been offered under Rule 8 15 days after the date any person has obtained control of the Company;

         6.6.8    the Optionholder being adjudicated bankrupt;

6.7 An Option which is subject to Conditions will lapse to the extent that it does not vest or does not become exercisable as a result of any Conditions not being satisfied. The date on which such Option lapses whether in whole or in part, shall be the first date on which it is apparent to the Board that the Conditions cannot be satisfied.

7.       MERGER OR ASSET SALE AND LIQUIDATIONS

7.1 If any person obtains Control of the Company as a result of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company the vested portion of any unexercised Option may be exercised only if no release is offered under Rule 8 on the earlier of the end of the Option Period and the Appropriate Period. If unexercised after this period, the Option will lapse without further notice. For the purposes of this Rule 7.1 a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained control of it.

7.2 In the event the Company passes a resolution for voluntary winding up the vested portion of his or her Subsisting Option may be exercised on the earlier of the end of the Option Period and the Appropriate Period whereupon, if not exercised, the Option will lapse without further notice.

8.       EXCHANGE OF OPTIONS ON A MERGER OR ASSET SALE

8.1 Notwithstanding the provisions of Rule 7, if any person ("the Acquiring Company") obtains Control of the Company or becomes bound or entitled to acquire shares in the Company within the circumstances specified in Rule 7.1, any Optionholder may at any time within the Appropriate Period, by agreement with the Acquiring Company, release his Option ("the Old Option") in consideration of the grant to him of a new option ("the New Option") which is equivalent to the Old Option (by virtue of satisfying the requirements of paragraph 15(3) of Schedule 9) but relates to shares in a different company (whether the Acquiring Company itself or some other company which, on the assumption that the Acquiring Company were the grantor, would be a company falling within paragraph (b) or (c) of paragraph 10 of Schedule 9). Where any New Options are granted pursuant to this Rule 8.1 they shall be regarded for the purposes of the subsequent application of the provisions of this Scheme as having been granted at the time when the corresponding Old Options were granted and, with effect from the date on which the New Options are granted, these Rules shall, in relation to the New Options, be construed as if references to the Company and to the Shares were references to the Acquiring Company and to shares in the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate and to the shares in that other company, but references to Participating Companies shall continue to be construed as if references to the Company were references to Extended Systems Incorporated.

8.2 As soon as practicable after having granted the New Option in accordance with the provisions of Rule 8.1, the Acquiring Company shall issue an option certificate in respect of such Option or shall procure that such an option certificate is issued. The option certificate shall state:

         (a) the date on which the Old Option (which has been released in consideration of the grant of the New Option) was granted;

         (b)      the number and class of Shares subject to the New Option;

         (c)      the Exercise Price payable for each Share under the New
                  Option; and

         (d) the last date on which a notice exercising the New Option can be given,

         and subject as aforesaid shall be issued in such form and manner as the Board may from time to time prescribe.

9.       VARIATION OF SHARE CAPITAL

9.1 In the event of any variation of the share capital of the Company by way of capitalisation or rights issue, consolidation, subdivision or reduction of capital or otherwise, the number of Shares subject to any Option and the Exercise Price for each of those Shares shall be adjusted in such manner as the Board consider fair and reasonable provided that:

         9.1.1 the aggregate amount payable on the exercise of an Option in full is not increased;

         9.1.2 the Exercise Price for a Share is not reduced below its nominal value;

         9.1.3 no adjustment shall be made without the prior approval of the Board of Inland Revenue; and

         9.1.4 following such adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of
                  Schedule 9 ICTA.

9.2 The Company may take such steps as it considers necessary to notify Optionholders of any adjustment made under Rule 9.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

10.      MANNER OF EXERCISE OF OPTIONS

10.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

10.2 No Option may be exercised at any time when the shares which may be acquired as a result do not satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.

10.3 The allotment or transfer of Shares subject to an Option shall be conditional upon the Optionholder complying with arrangements specified by the Company for the payment of any taxation (including without limitation the deduction of tax as source) and/or social security contributions. The Company or any other Participating Company which employs an Optionholder shall be entitled to make arrangements for the sale of some of the Shares to be alloted or transferred to an Optionholder to satisfy such Optionholder's tax liability and/or liability to social security contributions.

10.4 Each Optionholder agrees to indemnify the Indemnified Persons against any tax or social security claim of whatever nature or any liability or obligation incurred by the Indemnified Persons which relates to the liability of an Optionholder in the Plan to taxation or social security contributions.

         Any liability of the Company or any other of the Indemnified Persons to make employer social security contributions for its own account in respect of an Option provided under the Plan, shall not be the liability of the Optionholder.

10.5 An Option shall be exercised by the Optionholder or his Personal Representatives serving a written or electronic notice in the form set out (or in such other form as the Board may reasonably require) on the Company which:

         10.5.1 states the number of Shares in respect of which the Option is to be exercised;

         10.5.2 is accompanied by a payment equal to the product of the number of Shares stated in the notice and the Exercise Price; and

         10.5.3 is accompanied by payment under the Indemnity if and to the extent that in relation to an Option granted under the Scheme, any of the Indemnified Persons is liable, or is in accordance with current practice believed by the Board to be liable, to account to any revenue or other authority for any sum in respect of any tax or social security charges which may arise on grant, exercise, release or other disposal of the Option for which the Optionholder is liable.

10.6 The notice of exercise may take effect on the day when the Company, having received the notice, is satisfied that:

         10.6.1 payment has been made by the Optionholder in respect of the Shares; and

         10.6.2. where reasonably required by the Board payment has been made under the Indemnity to satisfy the Optionholder's libility to any tax or social security charges for which the Optionholder is liable.

10.7 The number of Shares specified in any notice served under Rule 10.5 shall be allotted and issued within 30 days of the date on which notice of exercise on the Company comes into force under Rule 10.4 above. A definitive share certificate may be issued to the Optionholder as soon as reasonably practicable after the allotment and issue of the Shares. Save for any rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other shares of the same class in issue at the date of allotment.

10.8 When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and a new option certificate may be issued accordingly by the Company as soon as possible after the partial exercise.

11.      ADMINISTRATION AND AMENDMENT

11.1 The Scheme shall be administered by the Board whose decision on all disputes shall be final.

11.2     The Board may from time to time amend these Rules provided that:

         11.2.1 no amendment may affect an Optionholder as regards an Option granted prior to the amendment being made;

         11.2.2 no amendment may be made which would make the terms on which Options may be granted materially more generous or would increase the limits specified in rule 5 without the prior approval of the Company in general meeting, and

         11.2.3 no amendment shall have effect until approval by the Board of the Inland Revenue.

11.3 The cost of establishing and operating the Scheme shall be borne by the Participating Companies in such proportions as the Board shall determine.

11.4 The Board may establish a committee consisting of not less than two Board members to whom any or all of its powers in relation to the Scheme may be delegated. The Board may at any time dissolve such committee, alter its constitution or direct the manner in which it shall act.

11.5 Any notification or other notice which the Company is required to give or may desire to give to any Optionholder pursuant to the Scheme must be sent by fax or delivered in electronic form or sent by ordinary post in a prepaid envelope addressed to the Optionholder's address last known to the Company.

11.6 Any notice sent electronically shall be deemed to be properly received on the same day the notice is sent. Any notice sent by post (by airmail if overseas) shall be deemed to be properly served four working days after an envelope containing such notice and properly addressed has been posted by first class prepaid post (or if sent airmail from or to overseas on the fifth day following the day of posting). Share certificates and other communications sent by post will be sent at the risk of the Optionholder. The Company shall only accept liability in respect of any notification, document, or other communication so given or sent to it by an Optionholder, where the sender can prove postage/electronic or fax transmission.

11.7 Any notice given by an Optionholder to the Company pursuant to the Scheme must be given in writing or electronic form and signed by the Optionholder as the case may be and shall be acted upon by the Company as soon as practicable after receipt. Any such notice shall be properly given if sent by fax or in electronic form or prepaid registered post (by airmail if overseas) or delivered to the Company at its registered offices.

12.      GENERAL

12.1 This Scheme shall commence upon the date of its approval by the Inland Revenue and shall (unless previously terminated by a resolution of the Board terminate on the tenth anniversary from the date of being adopted by the Board. Upon termination (however occurring) no further Options may be granted but such termination shall be without prejudice to any accrued rights in existence at the date hereof.

12.2 The Company shall at all times keep available sufficient authorised and unissued Shares to satisfy the exercise to the full extent still possible of all Options which have neither lapsed nor been fully exercised, taking account of any other obligations of the Company to issue unissued Shares.

12.3 All Optionholders agree as a condition of their participation in the Scheme that any personal data in relation to them may be held by any company in the Extended Systems Incorporated Group and/or passed to any third party where necessary for the administration of the Scheme.

12.4 This Scheme and all Options granted under it shall be governed by and construed in accordance with English law.

13.      RELATIONSHIP WITH CONTRACT OF EMPLOYMENT

13.1 The grant of an Option does not form part of the Optionholder's entitlement to remuneration or benefits pursuant to his contract of employment.

13.2 The rights and obligations of an Optionholder under the terms of his contract of employment with the Company or any current or former Associated Company shall not be affected by the grant of an Option.

13.3 An Optionholder shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being or becoming unable to exercise an Option in consequence of the loss or termination of his office or employment (including, without limitation, any breach of contract by his employer) or in any other circumstances whatsoever.

                                   APPENDIX A
                                   ----------

LETTER OF INVITATION: TO BE TYPED ON THE LETTERHEAD OF EXTENDED SYSTEMS INCORPORATED

                                      Date


Dear

THE EXTENDED SYSTEMS INCORPORATED APPROVED SHARE OPTION  SCHEME ("the Scheme")

         Extended Systems has a strong belief in rewarding our employees based on contribution and has a significant interest in retaining our key personnel. Therefore, to recognize your efforts and dedication to Extended Systems and to encourage your continued contributions to our team, you have been awarded an Extended Systems stock option grant from the Scheme, the details of which are below.

Number of Shares:
Exercise Price:
Grant Date:

         This option has been granted to you in accordance with the Scheme and provides for a four-year vesting period, the details of which will be defined in the option certificate, and the exercise price will (subject to the agreement of the Shares Valuation Division of the Inland Revenue) be equal to the closing price of Extended Systems stock as listed on the Nasdaq Stock Exchange on the day prior to the grant.

         Three Option Certificate will be distributed to you within the next three to four weeks. When you receive these Option Certificates, could you please sign all three Option Certificates in the presence of a witness and return two of the Option Certificates to [ ] (in the pre-addressed envelope provided) within 7 days from the date of receiving the Option Certificates. Keep the third option certificate for your records.

         The purpose of the Scheme is to attract and retain the best personnel possible, to provide additional incentives to our personnel and to promote the success of Extended Systems by making employees shareholders as well as employees of Extended Systems.

         Thank you very much for your efforts for our team and we look forward to sharing much success with you in the future.


                                            Sincerely,

                                   APPENDIX B
                                   ----------

                               OPTION CERTIFICATE

                   THIS CERTIFICATE IS IMPORTANT AD SHOULD BE
                              KEPT IN A SAFE PLACE

  THE EXTENDED SYSTEMS INCORPORATED APPROVED SHARE OPTION SCHEME ("THE SCHEME")

Option Certificate

Note: The words in this Option Certificate shall bear the same meaning as the words defined in the rules of the Scheme (the "Scheme Rules")

This is to certify that

..........................................................

is the holder of an Option to acquire up to a maximum of .......................
ordinary shares of ...................each in Extended Systems Incorporated at a price of .......................per ordinary share.

This Option was granted on ..........................................under the
Rules of the Scheme.

The Option is exercisable in accordance with the terms of the Rules of the Scheme, the terms of the letter to you of [date of invitation letter], as they are amended from time to time and with the Vesting Schedule outlined below and the conditions of exercise set out in the appendix to the Option Certificate. If there is to be no charge to income tax on the exercise of an Option then, in addition to complying with the rules of the Scheme, the exercise must be

o   made at a time when the Scheme retains Inland Revenue approval;

o   not earlier than 3 or later than 10 years after the Option was granted; and

o not earlier than 3 years following the latest previous exercise by the participant of an Option (obtained under this or any other Option Plan (except a savings related Share Option Plan) approved by the Inland Revenue) which enjoyed relief from income tax.

This Option is not transferable, and will lapse upon the occasion of an assignment, charge, disposal or other dealing with the rights conveyed by it in any other circumstances.


Vesting Schedule:




EXECUTED as a Deed by
EXTENDED SYSTEMS INCORPORATED
acting by:

                               CORPORATE SECRETARY




                             CHIEF EXECUTIVE OFFICER




Signed by [Optionholder]            )
in the presence of:                 )



Signature:               ......................................


Print in capitals

Name of witness:         ......................................

                Address: ......................................

                         ......................................

Occupation:              ......................................

Date:                    ......................................

                                   APPENDIX C
                                   ----------
                       NOTICE OF EXERCISE OF SHARE OPTION
                       ----------------------------------


To:      The Corporate Secretary, Extended Systems Incorporated

I hereby exercise the Option referred to in the Option Certificate dated ([   ])
in respect of all/............................* of the shares over which the
Option may be exercised, and:


I enclose a cheque made payable to Extended Systems Incorporated in the sum of
(pound)............... being the aggregate Exercise Price of such shares and any payment to satisfy any arising tax liability that I have agreed to pay by way of indemnity.

Name (block letters)                          Signature

.......................................        ..................................

Address
.......................................
.......................................
.......................................        Date .............................

NOTES:

1. This form provides that payment of the Exercise Price for the shares in respect of which the Option is exercised and any additional payment of such sum as may require to be paid under a duly executed power of attorney in accordance with the conditions of exercise set out in the Appendix to the Option Certificate and/or a duly executed agreement and/or joint election.

2. Where the Option is exercised by personal representatives, an office copy of the Probate or Letters of Administration should accompany the form.

3.       IMPORTANT: The Plan has been approved by the Inland Revenue under
         Schedule 9 to the Income and Corporation Taxes Act 1988. However, Extended Systems Incorporated does not undertake to advise you on the tax consequences of exercising your Option. If you are unsure of the tax liabilities which may arise, you should take appropriate professional advice before exercising your Option.

* Delete/insert number as appropriate

                                   APPENDIX D
                                   ----------


TO BE TYPED ON THE LETTERHEAD OF  EXTENDED SYSTEMS INCORPORATED


I declare that the shares to be issued in the Extended Systems Incorporated Approved Share Option Scheme satisfy the conditions in paragraphs 10 to 14 (inclusive), Schedule 9, ICTA 1988. Namely that the shares are:

1. part of the ordinary share capital of the grantor;

2. shares in a company not controlled by another company

3. fully paid up and irredeemable;

4. not subject to any restrictions not attaching to all shares of the same class; and

5. part of the only class of ordinary shares.

Signed ................................................................

Corporate Secretary ..............................................

Date ...................................................................

                                   APPENDIX E
                                   ----------




TO BE TYPED ON THE LETTERHEAD OF  EXTENDED SYSTEMS INCORPORATED



We the Directors of Extended Systems Incorporated declare that we will not use our power to vote for the transfer of shares in any way to discriminate against the transfer of shares acquired under the Extended Systems Incorporated Approved Share Option Scheme ("the Scheme"), and that employees participating in the Scheme will be informed of this declaration.


Signed for and
on behalf of all the Directors
of Extended Systems Incorporated................................................

Chairman ....................................................
(duly authorised to sign on behalf of the Directors of Extended Systems
 Incorporated)

Date ..........................................................

         ADOPTED BY THE COMPANY ON

APPROVED BY THE INLAND REVENUE ON

                 ----------------------------------------------
                                  RULES OF THE
                          EXTENDED SYSTEMS INCORPORATED
                          APPROVED SHARE OPTION SCHEME
                 ----------------------------------------------






                  (Established by the Board on 23 January 2001
                    and approved by the Inland Revenue under
                    Schedule 9 to the Income and Corporation
                       Taxes Act 1988 on 19 February 2001
                             under ref: X21567/DJT)





                             TAYLOR JOYNSON GARRETT
                                    CARMELITE
                             50 VICTORIA EMBANKMENT
                                   BLACKFRIARS
                                     LONDON
                                    EC4Y 0DX

                               TEL: 020 7300 7000

                                      INDEX

CLAUSE NO.                                                              PAGE NO.

1.     DEFINITIONS AND INTERPRETATION........................................1
2.     GRANT OF OPTIONS......................................................3
3.     PERFORMANCE-RELATED CONDITIONS OF EXERCISE............................4
4.     INDIVIDUAL LIMITS ON OPTION GRANTS....................................5
5.     SCHEME LIMITS.........................................................5
6.     EXERCISE OF OPTIONS...................................................5
7.     MERGER OR ASSET SALE AND LIQUIDATIONS.................................7
8.     EXCHANGE OF OPTIONS ON A MERGER OR ASSET SALE.........................8
9.     VARIATION OF SHARE CAPITAL............................................8
10.    MANNER OF EXERCISE OF OPTIONS.........................................9
11.    ADMINISTRATION AND AMENDMENT.........................................10
12.    GENERAL..............................................................11
13.    RELATIONSHIP WITH CONTRACT OF EMPLOYMENT.............................11

                                      PROXY

                          EXTENDED SYSTEMS INCORPORATED

    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2003

The undersigned, having received notice of the meeting and the proxy statement, and revoking all prior proxies, hereby appoint(s) Charles W. Jepson and Karla K. Rosa, and each of them, attorney or attorneys of the undersigned (with full power of substitution) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Extended Systems Incorporated, to be held at the Extended Systems Executive Offices - Auditorium, 5777 N. Meeker Avenue, Boise, Idaho on December 11, 2003 at 10:00 a.m., local time, and any adjourned or postponed sessions thereof, and to vote and act upon the following matters in respect of all shares of Extended Systems Incorporated stock that the undersigned will be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the meeting or at any adjourned or postponed sessions thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at the meeting the intention of the undersigned to vote said shares in person. If the undersigned is not the registered direct holder of his or her shares, the undersigned must obtain appropriate documentation from the registered holder in order to be able to vote the shares in person. If the undersigned hold(s) any of the shares in fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 and 7.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXTENDED SYSTEMS INCORPORATED.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 SEE REVERSE                                                       SEE REVERSE
    SIDE                                                               SIDE


                                   DETACH HERE

/X/ Please mark votes as in this example.

A VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6 and 7 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

1. Proposal to elect (01) John M. Russell, (02) Robert Frankenberg and (03) Ralph Godfrey as Class II Directors to serve for a three-year term that expires upon the annual meeting of stockholders in 2006, or until his successor is duly elected.

     VOTE  [_]         WITHHOLD AUTHORITY  [_]


     ------------------------------------------------
     To withhold authority for an individual nominee, write the nominee's name on the line above.

2. Proposal to elect (01) James R. Bean and (02) Jody B. Olson as Class II Directors to serve for two-year term that expires upon the annual meeting of stockholders in 2005, or until his successor is duly elected.

     VOTE  [_]         WITHHOLD AUTHORITY  [_]


     ------------------------------------------------
     To withhold authority for an individual nominee, write the nominee's name on the line above.

3. Proposal to elect Archie Clemins as a Class III Director to serve for a one-year term that expires upon the annual meeting of stockholders in 2004, or until his successor is duly elected.

     VOTE  [_]         WITHHOLD AUTHORITY  [_]


     ------------------------------------------------
     To withhold authority for an individual nominee, write the nominee's name on the line above.


4.   Proposal to approve an amendment to the Extended    FOR   AGAINST   ABSTAIN
     Systems Incorporated 1998 Stock Plan increasing     [_]     [_]       [_]
     the number of shares of common stock reserved for issuance thereunder by 725,000.

5.   Proposal to approve an amendment to the Extended    FOR   AGAINST   ABSTAIN
     Systems 1998 Director Option Plan including an      [_]     [_]       [_]
     increase in the number of shares of common stock reserved for issuance thereunder by 125,000.

6.   Proposal to approve an amendment to the Extended    FOR   AGAINST   ABSTAIN
     Systems Incorporated 2001 Approved Share Option     [_]     [_]       [_]
     Scheme increasing the number of shares of common stock reserved for issuance thereunder by 25,000.

7.   Proposal to ratify the appointment of               FOR   AGAINST   ABSTAIN
     PricewaterhouseCoopers LLP as Extended Systems'     [_]     [_]       [_]
     independent accountants.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

Please sign this Proxy exactly as your name appears on Extended Systems' books. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and, where more than one name appears, a majority must sign. If a corporation, this signature should be that of any authorized officer, who should state his or her title.

Signature:                   Date:      Signature:                   Date:
          ------------------      -----           ------------------      -----